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                                                                   Exhibit 10.10
                                                                   -------------

                           LAUNCH SERVICES AGREEMENT

                                    BETWEEN

                            EARTHWATCH INCORPORATED

                                      AND

                           UNITED START CORPORATION

                               FOR THE LAUNCH OF
                      EARTHWATCH REMOTE SENSING SPACECRAFT


                                  JUNE 7,1999


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                                                       Launch Services Agreement
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ARTICLE 1:  DEFINITIONS........................................................1
ARTICLE 2:  SERVICES TO BE PROVIDED BY PROVIDER AND SUBCONTRACTOR..............4
ARTICLE 3:  CUSTOMER'S RESPONSIBILITIES........................................5
ARTICLE 4:  LAUNCH SERVICES SCHEDULE...........................................5
ARTICLE 5:  PRICES.............................................................6
ARTICLE 6:  PAYMENT TERMS......................................................7
ARTICLE 7:  LAUNCH SCHEDULE ADJUSTMENTS........................................8
ARTICLE 8:  RIGHTS OF OWNERSHIP AND CUSTODY...................................10
ARTICLE 9:  LAUNCH SUCCESS AND LAUNCH FAILURE.................................11
ARTICLE 10: REPLACEMENT LAUNCH................................................11
ARTICLE 11: EXCUSABLE DELAY...................................................13
ARTICLE 12: THIRD PARTY LIABILITY INSURANCE...................................13
ARTICLE 13: INSURANCE SUPPORT.................................................14
ARTICLE 14: ALLOCATION OF RISKS...............................................14
ARTICLE 15: RIGHTS TO INTELLECTUAL PROPERTY...................................17
ARTICLE 16: LICENSES, PERMITS AND APPROVALS...................................17
ARTICLE 17: CONFIDENTIAL DATA.................................................19
ARTICLE 18: TERMINATION.......................................................21
ARTICLE 19: NOTICES AND LANGUAGE..............................................23
ARTICLE 20: COORDINATION AND COMMUNICATIONS...................................24
ARTICLE 21: AMENDMENTS........................................................25
ARTICLE 22: ASSIGNMENT........................................................25
ARTICLE 23: SETTLEMENT OF DISPUTES............................................25
ARTICLE 24: APPLICABLE LAW....................................................26
ARTICLE 25: WAIVER OF BREACH..................................................27
ARTICLE 26: ENTIRE AGREEMENT..................................................27
ARTICLE 27: PUBLIC RELEASE OF INFORMATION.....................................27

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ARTICLE 28: PROVIDER/SUBCONTRACTOR ASSISTANCE REGARDING TECHNICAL
SECURITY......................................................................27
ARTICLE 29: ACCESS TO WORK IN PROGRESS AND DATA...............................29
ARTICLE 30: ORDER OF PRECEDENCE...............................................29
ARTICLE 31: GENERAL...........................................................30
ARTICLE 32: EFFECTIVE DATE....................................................30
ARTICLE 33: MILESTONE EVENTS..................................................30
ARTICLE 34: EFFECTIVITY OF AGREEMENT..........................................32


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                                                       Launch Services Agreement
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                           LAUNCH SERVICES AGREEMENT

This Launch Services Agreement (the "LSA") is made and entered into this ___ day of ______________ by and between United Start Corporation (hereinafter referred to as "PROVIDER" and/or "GENERAL CONTRACTOR"), a corporation duly organized and validly existing under the laws of the Delaware, having its principal place of business at 475 Highland Drive, Madison, AL 35758, and EarthWatch Incorporated, a corporation duly organized and validly existing under the laws of Delaware, having its principal place of business at 1900 Pike Road, Longmont, CO 80501, USA ("CUSTOMER").

WHEREAS PROVIDER, serving in the role of GENERAL CONTRACTOR for the requested launch service, will subcontract the performance of most elements of this Launch Services Agreement to Puskovie Uslugi ("SUBCONTRACTOR"), a corporation duly organized and validly existing under the laws of Russia, having its principal place of business at 10/1 Beryozovaya alleya, Moscow, 127276, Russia; and

WHEREAS CUSTOMER has requested that PROVIDER launch CUSTOMER's remote sensing spacecraft using a SUBCONTRACTOR's launch vehicle; and

WHEREAS CUSTOMER and PROVIDER wish to set forth their agreement for the provision of launch and associated services by PROVIDER in accordance with the terms and conditions of this LSA;

NOW, THEREFORE, the Parties agree as follows:

Article 1: Definitions

In this LSA, capitalized terms used and not otherwise defined herein shall have the following meanings, such terms being equally applicable to the singular and plural forms:

Agents for Spacecraft and Launch Support: CUSTOMER may choose to designate one or more Agents for Spacecraft and/or Launch Support, intended to provide spacecraft integration services and related launch site services generally stipulated by US policy, licensing and other rules. The task to be performed by such an Agent shall be other than those identified in the SOW of this LSA. The involvement of the Agent(s) will not relieve PROVIDER from the responsibility to perform all the tasks identified in this LSA.

Ancillary Equipment: all equipment, devices and software specified by written agreement to be provided by CUSTOMER at the Launch Site in order to prepare the CUSTOMER Spacecraft for the performance of Launch Services.

Archival Data: Image data of the territory of Russia or the Commonwealth of Independent States that was previously taken by a QuickBird spacecraft and exists in the EarthWatch data archive in Longmont, Colorado.

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Associated Services: the services other than Launch Services, to be provided by
PROVIDER as specified in Article 2 and in the Statement of Work, Exhibit A hereto.

Confidential Data: as defined in Paragraph 17.1 of this LSA.

CUSTOMER Spacecraft: all property, including the spacecraft, as described in the Statement of Work, Exhibit A hereto, to be flown aboard the Launch Vehicle (in a Launch, in a Replacement Launch or in a Option Launch), that is provided by CUSTOMER

Deliverables; Launch services, associated material, and/or documentation as required by Exhibit A, Statement of Work, provided to the CUSTOMER under this agreement. The Launch Vehicle is not a deliverable.

Due Date: The date indicated in Exhibit B, Payment Schedules, expressed as: (1) a date within a specified number of days from the Effective Date of this LSA,
(2) a date within a specified number of days from the satisfactory completion of a Milestone Event, or (3) the date of the later of (1) or (2).

Effective Date: as defined in Article 32 of this LSA.

Establishment Date: as defined in Article 4.5 of this LSA.

Excusable Delay: as defined in Paragraph 11.1 of this LSA.

Intellectual Property: any inventions, software, designs, patents, trademarks, registered designs, copyrights, trade secrets and other proprietary data or information of a Party.

Interface Control Document: as defined in the Statement of Work.

Launch: reference Exhibit D.

Launch Attempt: reference Exhibit D.

Launch Day: reference Exhibit D.

Launch Failure: reference Exhibit D.

Launch Period: reference Exhibit D.

Launch Services: reference Exhibit D.

Launch Site: reference Exhibit D.

Launch Success: reference Exhibit D.

Launch Technical Specification: reference Exhibit D.

Launch Time: reference Exhibit D.

Launch Vehicle: reference Exhibit D.

Launch Window: reference Exhibit D.

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Lift-off: reference Exhibit D.

Milestone Event: A task of sufficient importance and accomplishment that it warrants the establishment of an earned value as specified in Exhibit B of this LSA. The procedures by which CUSTOMER verifies the completion of Milestone Events are specified in Articles 29 and 33 of this LSA

Missile Technology Control Regime: the Policy Statement between the United States, United Kingdom, the Federal Republic of Germany, France, Italy, Canada, and Japan, announced on April 16, 1987 and as defined by the United States Department of State, International Traffic in Arms Regulations, 22 C.F.R. (S) 120.29.

Nominal Lifetime: 5 years from Successful Launch.

On-Orbit Spacecraft Failure: Any failure, occurring either singularly or in the aggregate, in accordance with Article 9, resulting in a reduction of at least twenty percent (20%) of the Nominal Lifetime or of the functionality of a CUSTOMER Spacecraft or any of its systems or subsystems within twelve (12) months after the Successful Launch of that spacecraft shall be deemed to be an On-Orbit Spacecraft Failure.

Party: CUSTOMER or PROVIDER, according to the context in which the term is used.

Spacecraft Processing Facility: the complex composed of various facilities and equipment located at, in the vicinity of the Launch Site, or designated by PROVIDER and acceptable to CUSTOMER as the integration area for the Launch Site to be used by CUSTOMER for the preparation of the CUSTOMER Spacecraft for Launch.

Related Participants: all persons, other than the Parties and any Third Parties, in direct or indirect contractual privity with or having a beneficial interest in either Party, acting directly or indirectly to perform this LSA, including without limitation, SUBCONTRACTOR, the contractors, other sub-contractors at any tier (and suppliers of any kind) and the respective officers, directors and agents of each of the foregoing, or any of them. For only the purpose of Article 14, ALLOCATION OF RISKS, Related Participants shall include any person with any right, title or interest in the CUSTOMER Spacecraft.

Request Date: as defined in Article 4.2 of this LSA.

Replacement Launch: a re-launch as defined in Article 10, REPLACEMENT LAUNCHES, of this LSA.

START Treaty: includes both START I Treaty and the START II Treaty. START I is the "Treaty Between the United States of America and the Union of Soviet Socialist Republics on the Reduction and Limitation of Strategic Offensive Arms," July 31, 1991, Treaty Doc. 102-20, agreed to by the Russian Federation pursuant to the "Lisbon Protocol," May 23, 1992, United States of America, the Russian Federation, the Republic of Belarus, the Republic of Kazakhstan, and Ukraine. START II is the "Treaty Between the United States of America and the Russian Federation on Further Reduction and Limitation of Strategic Offensive Arms," January 3, 1993, Treaty Doc. 103-1, when ratified by the Russian Government.

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Statement of Work or SOW: as set forth in Exhibit A, "Statement of Work", hereto and made a part hereof.

Technical Data: as defined by the Department of State, International Traffic in Arms Regulations, 22 C.F.R. (S) 120.10.

Technology Assistance Agreement: means any and all Technology Assistance Agreements between CUSTOMER and PROVIDER and including SUBCONTRACTOR as necessary.

Technology Transfer Control Plan: means the Technology Transfer Control Plan required by the United States Department of State, Office of Defense Trade Controls and agreed to by CUSTOMER and PROVIDER (including SUBCONTRACTOR if appropriate) as a condition of any license or authorization to export the CUSTOMER Spacecrafts to be launched by PROVIDER pursuant to this LSA, any Ancillary Equipment or any Technical Data related to such CUSTOMER Spacecrafts or Ancillary Equipment PROVIDER shall be solely responsible for obtaining any such necessary agreements, licenses or authorization relating to SUBCONTRACTOR.

Third Party: any person or legal entity other than the Parties and the Related Participants.

Article 2: Services To Be Provided

2.1 PROVIDER, in consideration for payments made by CUSTOMER under this LSA, and in accordance with the terms and conditions contained herein, shall implement the research and development work for providing Launch Services and Associated Services for the Launch of one CUSTOMER Spacecraft. These Services shall be as described in the Statement of Work, Exhibit A hereto, utilizing the Launch Vehicle for the purpose of launching the CUSTOMER Spacecraft into earth orbit from the Launch Site.

2.2 The results of the above mentioned research and development work shall be presented to Customer in the form of a Final Report. The Final Report shall be produced in English and Russian and shall be provided in paper hardcopy and electronic format. Right of ownership in research-engineering products made in the framework of the LSA is transferred to Customer upon signing the bilateral Acceptance Certificate.

2.3 In the event that any Launch results in a Launch Failure, or if an On-Orbit Spacecraft Failure occurs, PROVIDER will provide, or cause SUBCONTRACTOR to provide, Replacement Launches in accordance with the provisions of Article 10, REPLACEMENT LAUNCHES, hereof.

2.4 All Data and documentation in connection with the Launch Services and Associated Services shall be delivered to CUSTOMER in accordance with the requirements specified in the Statement of Work.

2.5 CUSTOMER is provided the option for additional launches under this LSA, as specified in Exhibit B. CUSTOMER may elect to exercise its option for an

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     additional launch by providing written notice to PROVIDER, and by paying the initial payment for the launch as specified in Exhibit B.

2.6 In the event Provider is unable or unwilling to perform its obligations under this LSA, Customer shall have the right to require that Provider assign to Customer all of its rights under any and all subcontracts. Such subcontracts shall contain terms naming CUSTOMER as an intended third party beneficiary.

2.7 Provider as General Contractor will fulfill all its obligations under any subcontract, including the payment of funds to subcontractors as required. Provider shall include with its invoices to Customer a release and waiver, in form satisfactory to Customer, from all subcontractors, confirming payment by Provider for all subcontractor services as of the date of the invoice.

Article 3: CUSTOMER's Responsibilities

3.1 CUSTOMER shall perform its obligations under this LSA and as set forth in the Statement of Work, Exhibit A hereto, including reasonable efforts to meet the agreed schedule, and the delivery, at its expense, of the CUSTOMER Spacecraft and the Ancillary Equipment to the Launch Site in order to meet the Launch Services Schedule set forth in Article 4, LAUNCH SERVICES SCHEDULE and the requirements for integration specified in the Statement of Work, Exhibit A hereto.

3.2 CUSTOMER shall cause to have identified by documentation in the Spacecraft Export License or other Government document, the "peaceful, non-military purposes" aspect of the spacecraft data collection in accordance with the 16 December 1994 Agreement between the Government of the Russian Federation and the Government of the United States of America, regarding customs regulations. The same type of documentation that has been provided by CUSTOMER to PROVIDER previously, for the launch of EarlyBird-1 on Start-1, shall be deemed by both parties to satisfy the requirements of this Paragraph 3.2.

3.3 CUSTOMER shall identify to PROVIDER any tasks that have been delegated to an Agent or Agents, and the authority assigned to the Agent with regards to mutual operations with PROVIDER and/or SUBCONTRACTOR.

Article 4: Launch Services Schedule

4.1 For each launch, PROVIDER shall provide Launch Services to CUSTOMER on a Launch Day, to be selected in accordance with the provisions of this
     Article 4. For a given Launch Day, the Launch Time is determined by PROVIDER with such information as necessary so as to satisfy the desired orbital parameters and so as to take place during the Launch Window.

4.2 When CUSTOMER has decided upon its desired Launch Day, it will make a written proposal to PROVIDER requesting that desired Launch Day. The date on which CUSTOMER submits this proposal shall be referred to as the "Request Date". PROVIDER shall respond to this request within fifteen (15)

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     days of the Request Date, providing CUSTOMER with a Launch Day in accordance with Paragraph 4.3 after such consultation with the SUBCONTRACTOR as necessary.

4.3 PROVIDER shall use its best efforts to provide a Launch Day that is as close to that requested by CUSTOMER as possible. PROVIDER shall consult with the SUBCONTRACTOR as necessary to assure a Launch Day that is as close to that requested by CUSTOMER as possible. In all cases, however, the Launch Day shall lie within the Launch Period, which begins with the requested Launch Day and extends until the later of: (i) one (1) month after the requested Launch Day; or (ii) eight (8) months after the Request Date.

4.4  The Launch shall take place during the Launch Window.

4.5 The date on which agreement is first reached between CUSTOMER and PROVIDER on a Launch Day, in accordance with the provisions of Paragraphs 4.2 through 4.4, shall be referred to as the "Establishment Date".

Article 5: Prices

5.1 CUSTOMER shall pay PROVIDER for the Launch Services and Associated Services to be provided pursuant to this LSA, the firm-fixed price for each Launch as stated in Exhibit B including Replacement Launches as specified in
     Article 10 hereto.

5.2 The price set forth in Exhibit B for each Launch is the firm and fixed price for the cost of the Launch Services and the Associated Services, including, without limitation, the cost of the third party liability insurance specified in Article 12, THIRD PARTY LIABILITY INSURANCE, and all taxes and duties that may be imposed by the Governments of the Russian Federation and/or any other Republic of the Commonwealth of Independent States (C.I.S.) or by any local governmental authorities in the territory of the Russian Federation or any other Republic of the C.I.S.

5.3 The price set forth in Paragraph 5.1 does not include: (1) any amounts payable by CUSTOMER pursuant to Article 7, LAUNCH SCHEDULE ADJUSTMENTS; (2) shipping and insurance expenses for CUSTOMER equipment and personnel to and from Russia and within Russia, both to and from the Launch Site; (3) living and lodging expenses for CUSTOMER personnel within Russia with the exception of the personnel listed in Paragraph 3.1.4.2, SOW-3; and (4) certain services and supplies, including petroleum, oils and lubricants ("POL"), compressed gasses and other industrial consumables, which shall be provided on a least-cost, reimbursable basis at the Launch Site. PROVIDER will use its best efforts to obtain the lowest possible price for these services for CUSTOMER.

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Article 6: Payment Terms

6.1 The prices referred to in Article 5, PRICES, herein shall be paid by CUSTOMER in accordance with the progress payment schedule set forth in Exhibit B hereto ("Payment Schedule").

6.2 PROVIDER shall deliver to CUSTOMER an invoice for each payment as specified in Exhibit B on the Due Date of such payment. Following receipt of PROVIDER's invoice, CUSTOMER shall pay the amount due not later than the number of days following the Due Date that are specified in Exhibit B (some Due Dates are not established until satisfactory completion of the Milestone Event for that payment). When the Due Date follows satisfactory completion of a Milestone Event, verification of the successful completion of the Milestone Event shall be submitted with the invoice.

     Invoices for the amounts covered under Paragraph 5.3 (3) and (4) of this LSA shall be submitted on net 30-day terms following delivery of the service or consumable respectively.

6.3 With the exception of Archival Data payments as set forth in Exhibit B, all payments to be made to PROVIDER hereunder shall be made in U.S. Dollars by electronic funds transfer to the following PROVIDER account:

     Branch Banking and Trust Company
     1722 I Street NW
     Washington, D.C. 20006
     ABA #054001547
     A/C United Start Corporation
     A/C #3000092641

     Terms and conditions for Archival Data payments shall be set forth in the Amendment executed in accordance with Article 21, AMENDMENTS, subject to the criteria identified in Exhibit B.

     CUSTOMER shall not be required to transfer funds to an account or in a manner which would violate U.S. Law. All funds shall be considered "received" by PROVIDER when transferred to the bank designated by PROVIDER.

6.4 Invoices for all amounts payable to CUSTOMER under this LSA shall be submitted as set forth in Article 19, NOTICES AND LANGUAGE in one (1) original and two (2) copies to:

     EarthWatch Incorporated
     1900 Pike Road
     Longmont, CO 80501
     Attn: Accounts Payable

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6.5  All payments to be made to CUSTOMER hereunder shall be made in U.S. Dollars by Electronic Funds Transfer to a bank designated by CUSTOMER in writing to PROVIDER.

6.6 Past due payments owed by either Party shall bear interest at LIBOR rate, as quoted in The Wall Street Journal for six month contracts on the day payment is due (or, if The Wall Street Journal is not published on such day, on the next following day of publication). The interest for the past due period shall be calculated on the basis of three hundred sixty (360) days per year, and shall apply for the number of days past the due date for the payment until payment is made.

6.7 Payments made under this LSA shall not be deemed to constitute a waiver of any rights, either expressed or implied, that either Party may have under this LSA.

6.8 Payments listed in Exhibit B as "Archival Data" shall be made in the form of the right to issue sublicenses for the use of CUSTOMER Archival Data at CUSTOMER's reference price list less standard reseller discounts, subject to standard End User's License Agreement terms and conditions. This data may be licensed by PROVIDER only to native Russian governmental and commercial organizations for their internal use only within territory of Russia or the Commonwealth of Independent States. This Archival Data credit, unless used by PROVIDER, shall expire 2 years following the initial availability of CUSTOMER data from the CUSTOMER Spacecraft launched under this LSA.

Article 7: Launch Schedule Adjustments

7.1 Changes to the Launch Schedule for each Launch by either Party must be requested in writing and shall be governed by the following terms and conditions.

7.2  Launch Schedule Changes Requested by CUSTOMER.

     7.2.1 CUSTOMER may request a change to the Launch Day in accordance with the provisions of this Section 7.2. CUSTOMER will give written notice of any desired change in the Launch Schedule as soon as possible, in accordance with Article 20, COORDINATION AND COMMUNICATIONS, and will propose a new Launch Day. Within two (2) weeks of receipt of the written request for a Launch Schedule adjustment, PROVIDER will inform CUSTOMER whether or not such schedule adjustment is reasonably available, and, if not, PROVIDER shall propose an alternative Launch Day, subject to the requirements of Article 7.2.2. CUSTOMER has fifteen (15) days following receipt of PROVIDER's response to accept or refuse in writing. In the event that CUSTOMER does not agree to the proposed alternative, CUSTOMER shall request another Launch Day. The procedure, as described above, shall be followed until agreement is reached between the Parties.

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     7.2.2  PROVIDER will use its best efforts to schedule a Launch Day that is as close as possible to the requested Launch Day. In all cases, PROVIDER shall schedule a Launch Day within the limitations imposed by Article 4.

     7.2.3 The postponement fee for CUSTOMER-requested delays of the Launch Day shall be US$80,000 per month for delays in excess of ten days (cumulative), provided that such delays are announced at least thirty (30) days prior to the Launch Date. This fee shall be prorated on a daily basis for the portion of a delay that is less than one month. The postponement fee for CUSTOMER-requested delays of the Launch Day shall be US$7,500 per day for delays in excess of seven days (cumulative) that is announced less than thirty (30) days prior to the Launch Day. If a CUSTOMER requested delay, announced less than thirty days (30) prior to the planned launch, results in a delay of more than 60 days, the postponement fee shall revert back to the $80,000 per month rate until such time as the project is again within 30 days of the new launch date. Postponement fees shall be payable within thirty (30) days following receipt of an invoice from PROVIDER. Such invoices shall be sent after every three months of cumulative postponement, with a final invoice for postponement to be sent at the time of launch for any outstanding postponement of less than three months.

     7.2.4 Cumulative postponements by CUSTOMER under this Article 7 shall not exceed a total of twenty six (26) months for each Launch, or shall not extend the Launch Date past January 30, 2002, whichever is sooner. In the event that a single postponement or cumulative postponements by CUSTOMER exceed the aforementioned limit for a Launch, the price payable for the Launch shall be subject to renegotiations by the Parties.

7.3  Launch Schedule Changes Requested by PROVIDER

     7.3.1 PROVIDER may request a change to the Launch Day in accordance with the provisions of this clause. In case of a request for Launch postponement, PROVIDER shall notify CUSTOMER in writing and a new Launch Day will be established by mutual agreement between the Parties. PROVIDER will promptly provide written notice to CUSTOMER of any action, which will result in the postponement of a Launch.

     7.3.2 Cumulative postponements by PROVIDER under this Article shall not exceed a cumulative total of thirty (30) days for each Launch. In the event that a single postponement or cumulative postponements by PROVIDER exceed thirty (30) days for any one Launch, CUSTOMER shall have the right either (1) to terminate such Launch Service(s) in accordance with the provisions of Paragraph 18.4.3 of Article 18, TERMINATION, of this LSA, or (2) to receive a

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            postponement fee of US$7,500 per day of postponement in excess of fifteen (15) days, subject to a cumulative maximum of US$750,000 per Launch.

     7.3.3 Notwithstanding the foregoing, PROVIDER may change the established Launch Day by a cumulative amount of fifteen (15) calendar days within the established Launch Period for each Launch without fee or penalty.

     7.3.4 Any postponement fees or liquidated damage amount incurred by PROVIDER will be due CUSTOMER within thirty (30) days of the receipt of a CUSTOMER invoice.

7.4  In the event of a launch postponement due to an excusable delay under
     Article 11, EXCUSABLE DELAY, herein, the Launch Schedule for the postponed Launch shall be extended for a period of time equal to such period of Excusable Delay, and the limitation on cumulative postponements in Paragraph 7.2.4 shall also be extended for a period of time equal to such period of Excusable Delay, without fee or penalty.

Article 8: Rights of Ownership and Custody

8.1 Except for title to the Deliverables under this agreement, CUSTOMER hereby acknowledges and agrees that at no time shall it obtain title to or ownership of, or any other legal or equitable right or interest in any part of the Launch Vehicle, or in, any other tangible or intangible property or hardware of PROVIDER and/or SUBCONTRACTOR or their Related Participants including, without limitation, any Intellectual Property rights used or furnished in providing Launch Services and Associated Services under this LSA. Such property shall be considered the sole and exclusive property of PROVIDER or SUBCONTRACTOR. The Launch Vehicle at all times shall be subject to the jurisdiction and control of the Russian Federation and the Launch Vehicle shall at all times be under the continuous custody of SUBCONTRACTOR.

8.2 PROVIDER and SUBCONTRACTOR hereby acknowledge and agree that at no time shall they obtain title to or any ownership of, or any other legal or equitable right or interest in, any part of the CUSTOMER Spacecraft or the Ancillary Equipment, or in any other tangible or intangible property or hardware of CUSTOMER or its Related Participants including, without limitation, any Intellectual Property rights with respect to the CUSTOMER Spacecraft or the Ancillary Equipment. Such property shall be considered to be the sole and exclusive property of CUSTOMER. The CUSTOMER Spacecraft shall at all times be under the continuous custody of CUSTOMER.

8.3 SUBCONTRACTOR shall be authorized to destroy the Launch Vehicle and the Spacecraft in the event that, following Launch, such action shall prove necessary to avoid damage or injury to persons or property.

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Article 9: Launch Success and Launch Failure

The performance of Launch Services shall be considered either a success or a failure in accordance with the following criteria:

9.1 Launch Success (or "Successful Launch") shall be a Launch that is not a Launch Failure (according to the definition of Launch Failure in Paragraph 9.2).

9.2 Launch Failure: The performance of the Launch Services hereunder shall be considered to be a Launch Failure in the event that loss of or damage to the CUSTOMER Spacecraft is caused solely and directly by Launch Vehicle failure or Launch Vehicle-induced conditions more severe than those specified in the Statement of Work, Exhibit A hereto, specifically:

      9.2.1 The CUSTOMER Spacecraft is not placed into the orbit specified in the Statement of Work, or was placed there with release tip-off rates greater than those specified in the Statement of Work, or was
             (re) contacted by the fairing, bus, or other rocket components during ascent and release, or if the maneuvers performed by the bus are not in accordance with the Mission Analysis; or

      9.2.2 The CUSTOMER Spacecraft is exposed to shock or other mechanical, acoustic, or electromagnetic loads more severe than that specified in the SOW, as measured on the Launch Vehicle or spacecraft telemetry; or

      9.2.3 The time sequence for pre-launch and launch actions, including individual tolerances identified for each time-sensitive event, is not followed as in the Mission Analysis.

9.3 Corrective Actions Following Any Launch Failure: In the event of any failure of any launch performed by SUBCONTRACTOR (regardless of whether the launch was performed for CUSTOMER or for any other purpose), PROVIDER shall cause SUBCONTRACTOR to take all actions necessary to correct the cause or causes of such failure or failures as may be required by CUSTOMER and/or insurance underwriter acceptable to CUSTOMER. PROVIDER, SUBCONTRACTOR and CUSTOMER will both use their Best Efforts to determine the cause in the event of a Launch Failure of a CUSTOMER launch.

      In the event that the launch that failed carried a CUSTOMER Spacecraft, CUSTOMER shall use its best efforts in the correction of the aforementioned failures, to the extent that such failures are attributable to the spacecraft and not the launch vehicle.

Article 10: Replacement Launch

10.1 PROVIDER's and/or SUBCONTRACTOR's obligation to provide a Replacement Launch applies to all Launch Services to be provided by PROVIDER and/or SUBCONTRACTOR, including any Replacement Launch

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      that is considered to be a Launch Failure or an On-Orbit Spacecraft
      Failure, subject to the limitations of Paragraph 10.3.

10.2 In the event of a Launch Failure, in accordance with Paragraph 9.2, CUSTOMER shall have the option to require PROVIDER and SUBCONTRACTOR to provide a Replacement Launch. The total firm and fixed price for any Replacement Launch provided pursuant to this Paragraph 10.2 shall be as specified in Exhibit B.

10.3 In the event of an On-Orbit Spacecraft Failure, CUSTOMER shall have the option to require PROVIDER and SUBCONTRACTOR to provide a Replacement Launch. The total firm and fixed price for the Replacement Launch provided pursuant to this Paragraph 10.3 shall be as specified in Exhibit B.

10.4 The cost of a Replacement Launch includes those costs enumerated in Paragraph 5.1 of this LSA but does not include the replacement cost of the CUSTOMER Spacecraft(s) nor does it include those costs enumerated in Paragraph 5.3 of this LSA.

10.5 CUSTOMER's request for a Replacement Launch must be made in writing and received by PROVIDER no later than 12 months after the occurrence of the Launch Failure or On-Orbit Spacecraft Failure, as the case may be.

10.6  In the event CUSTOMER requests a Replacement Launch pursuant to this
      Article 10, REPLACEMENT LAUNCH, PROVIDER and SUBCONTRACTOR shall provide a Replacement Launch within eight (8) months from written notice by CUSTOMER or such later period of time as may be determined by CUSTOMER.

10.7 The terms and conditions of this LSA and the Subcontract shall govern the Launch Services and Associated Services to be performed in connection with a Replacement Launch.

10.8 The Spacecraft for the Replacement Launch shall be in accordance with the Interface Control Document applicable to the CUSTOMER Spacecraft. If the Spacecraft for the Replacement Launch has different interface requirements such that PROVIDER and/or SUBCONTRACTOR shall be required to modify the Launch Vehicle to provide the Replacement Launch, then the Parties shall negotiate in good faith any changes and additional payments to be made by CUSTOMER for such differences.

10.9 Upon the occurrence of a Launch Failure or an On-Orbit Spacecraft Failure and in the event either Party is not already aware thereof, that Party shall notify the other in writing and shall describe, to the extent possible, the details of the Launch Failure or On-Orbit Spacecraft Failure. Upon the second party's request, the first party shall provide, on a timely basis, evidence as to the damage to or loss of the CUSTOMER Spacecraft as a result of the Launch Failure or On-Orbit Spacecraft Failure.

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Article 11: Excusable Delay

11.1 Except as specifically provided in paragraphs 16.4 and 16.5, neither CUSTOMER nor PROVIDER shall be liable to the other in the event of a failure or delay in the performance of their respective obligations or commitments hereunder in the event that such failure or delay was unforeseeable and due to a cause beyond CUSTOMER's or PROVIDER's reasonable control, as the case may be, and not due to that Party's fault or negligence. Such causes include, without limitation, the following: acts of God, acts of any governmental authority in its sovereign capacity, wars (declared or undeclared), riots or social uprisings, revolutions, fires, floods, typhoons, earthquakes, freight embargoes, strikes, lock-outs or other labor disturbances, adverse weather or declared launch safety conditions that do not permit a Launch ("Excusable Delay").

11.2 In the event of an Excusable Delay, the Party so affected shall promptly inform the other Party in writing of the date, nature, extent of the occurrence and, in the event of a delay, its expected length. The Party so affected shall use its good faith best efforts and all means reasonably available to it to overcome such occurrence. Both Parties shall consult as soon as possible after the occurrence of an Excusable Delay to find an appropriate solution. Such efforts shall include, without limitation, the expediting of materials and the provision of additional labor notwithstanding that such efforts may result in additional expense to the affected Party, provided such additional expense is reasonable.

11.3 The schedule for the Launch Services affected by an Excusable Delay may be postponed, if required, for the period of the Excusable Delay, without fee or penalty.

Article 12: Third Party Liability Insurance

12.1 In order to protect each Party and their Related Participants against any claims including by any Third Party arising out of, relating to or resulting from the Launch Services or Associated Services provided under this LSA, PROVIDER shall procure and maintain, and shall cause SUBCONTRACTOR and any other subcontractors to PROVIDER OR SUBCONTRACTOR to procure and maintain, at no cost to CUSTOMER, an occurrence basis type insurance policy covering any and all claims, losses, damages, expenses and liability for bodily injury, including death, and loss of or damage to property. Such insurance shall be in the amount of one hundred million U.S. Dollars (US$100,000,000) per Launch and in the aggregate and shall be obtained from commercial insurance carriers acceptable to CUSTOMER. Such insurance shall name CUSTOMER and its Related Participants as additional insured and shall provide that the insurers shall waive all rights of subrogation that may arise by contract or at law against CUSTOMER and/or its Related Participants. PROVIDER shall cause the insurance carriers selected to provide third party liability insurance to arrange for reinsurance by reputable international reinsurance companies acceptable to CUSTOMER domiciled and doing business outside the Russian

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      Federation and the Commonwealth of Independent States with appropriate cut-through clauses acceptable to CUSTOMER to secure direct dealings with and claims payments by the reinsurance companies. The terms and conditions of the insurance policy and the reinsurance arrangements shall be subject to CUSTOMER's review and approval.

12.2 The third party liability insurance referred to in Paragraph 12.1 will attach upon the earlier of (i) delivery of the CUSTOMER Spacecraft(s) to PROVIDER; or (ii) the entry of the CUSTOMER Spacecraft(s) into Russia, and shall extend through thirty (30) days after physical separation of the CUSTOMER Spacecraft(s) from the Launch Vehicle, or twelve (12) months after Launch if physical separation of the CUSTOMER Spacecraft(s) from the Launch Vehicle does not occur.

Article 13: Insurance Support

13.1 If CUSTOMER so requests, PROVIDER shall, at its own expense, assist CUSTOMER in obtaining a policy of launch and/or in-orbit insurance from a commercial insurer of CUSTOMER's choosing, the cost of said policy to be paid by CUSTOMER, naming CUSTOMER as insured. Such assistance shall include attending underwriting presentations and furnishing information and materials regarding the Launch Site, Launch Vehicle and the Launch Services, including access to the Launch Site, if necessary, as needed to secure such insurance. Travel expenses for SUBCONTRACTOR's Russia representatives to attend meetings with insurance underwriters in the United States shall be reimbursed by CUSTOMER with the submission of an invoice with supporting documentation. Travel expenses for PROVIDER's United States representatives to attend meetings with insurance underwriters outside of the United States shall be reimbursed by CUSTOMER with the submission of an invoice with supporting documentation.

13.2 If CUSTOMER makes any claim under its insurance, PROVIDER agrees to provide, at its own expense, all relevant and necessary information, consistent with Russian law, regarding the Launch that may be requested by CUSTOMER or its insurers to assist in settling any claim, and will provide access to the Launch Site and other launch facilities, if necessary, for the purpose of the insurer's investigation of such claim.

Article 14: Allocation of Risks

14.1  Inter-participant Waiver of Liability.

      14.1.1 Except as otherwise expressly provided in this LSA, in view of the particular nature of the services to be performed hereunder, CUSTOMER and PROVIDER (and PROVIDER shall cause SUBCONTRACTOR to) irrevocably agree to a no-fault, no-subrogation, inter-participant waiver of liability pursuant to which each Party agrees to assume the risk of and to absorb the financial

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              and any other consequences, whether direct or indirect, of any property damage or loss it sustains or for any bodily injury to, death of, or property damage or loss sustained by its own employees directly or indirectly arising out of, relating to or resulting from any and all activities carried out under this LSA, and each Party further agrees that it will not make any claim or institute any administrative, arbitrate or judicial proceedings against the other Party or against the Related Participants of the other Party, for any such property damage or bodily injury, including death; provided, however the foregoing inter-participant waiver will not apply to any damage, loss, bodily injury or death sustained by a Party that is caused by the other Party's (or its Related Participants') gross negligence or willful or intentional misconduct.

      14.1.2 Each Party shall take all necessary and reasonable steps to foreclose all claims for property damage or loss sustained by their respective Related Participants, or bodily injury to, death of, or property damage or loss sustained by the employees of each Party's Related Participants directly or indirectly arising out of, relating to, or resulting from any and all activities carried out under this LSA. In furtherance of the foregoing, the Parties shall require their Related Participants that may suffer any loss or damage in connection with the performance of this LSA to agree to be responsible for and to make no claims against the other Party and its Related Participants for any property damage or loss they sustain or for any bodily injury to, death of, or property damage or loss sustained by their own employees directly or indirectly arising out of, relating to, or resulting from any and all such activities carried out under this LSA; provided, however, the foregoing will not apply in the case of the other Party's or the other Party's Related Participants' gross negligence, or willful or intentional misconduct.

      14.1.3 In the event that any Related Participant of a Party makes any claim or demand or institutes any proceeding (whether administrative, arbitrate, judicial or otherwise) against the other Party or any of the other Party's Related Participants on account of any loss, damage or bodily injury, including death, or for any consequences thereof, except in the case of the other Party's or the other Party's Related Participant's willful or intentional misconduct or gross negligence, the first Party shall indemnify, defend, and hold harmless, the other Party and its Related Participants, as the case may be, from and against such claim, demand or proceeding, and shall pay all expenses, including reasonable attorneys' fees, and satisfy all judgments or pay any settlements that may be incurred by or rendered against such indemnity arising from such claim, demand or proceeding. This indemnification obligation shall be in addition to indemnification obligations otherwise established by this LSA.

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      14.1.4  The inter-participant waiver provisions of this Article 14 shall inure to the benefit of, and be binding upon, the successors and permitted assigns of each Party.

14.2  Liability for Infringement of Intellectual Property Rights

      14.2.1 PROVIDER shall indemnify, defend and hold harmless CUSTOMER and its Related Participants from and against any and all claims arising out of or relating to any infringement, or claim of infringement, of the Intellectual Property rights of a Third Party, that may result from CUSTOMER's use of PROVIDER'S and SUBCONTRACTOR's Launch Services and Associated Services, including, but not limited to, the use of any and all products, processes, articles of manufacture, supporting equipment and facilities; and PROVIDER's subcontract with SUBCONTRACTOR shall contain a similar indemnity in favor of CUSTOMER.

      14.2.2 CUSTOMER shall indemnify, defend and hold harmless PROVIDER and SUBCONTRACTOR from and against any and all claims arising out of or relating to any infringement, or claim of infringement, of the Intellectual Property rights of a Third Party, that may result from CUSTOMER's design, manufacture or operation of the CUSTOMER Spacecraft or the Ancillary Equipment launched for CUSTOMER by PROVIDER and/or SUBCONTRACTOR, or by PROVIDER's and/or SUBCONTRACTOR's compliance with specifications furnished by CUSTOMER with respect to the Launch Services or the Associated Services.

14.3  Rights and Obligations

The right to indemnification provided under this Article 14, shall be subject to the following conditions:

      14.3.1 The Party seeking indemnification shall promptly advise the other Party in writing of the filing of any suit, or of any written or oral claim against it alleging an infringement of any Third Party's rights, upon receipt thereof; and shall provide the indemnifying Party, at its sole cost and expense, with copies of all relevant documentation;

      14.3.2 The Party seeking indemnification shall not make any admission nor shall it reach a compromise or settlement nor take any steps in a dispute with any Third Party without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed;

      14.3.3 The indemnifying Party shall have the obligation to defend and/or settle any claim or suit when not contrary to the governing rules of procedure, shall pay all reasonable litigation and administrative costs and expenses (including reasonable attorneys' fees) incurred in connection with the defense of any such claim or suit, shall satisfy

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              any arbitrate awards or judgments rendered by a court of competent jurisdiction in such suits, shall help defend the indemnified
              Party if asked, and shall make all settlement payments in connection therewith; and

      14.3.4 In the event that PROVIDER and/or SUBCONTRACTOR and CUSTOMER shall be the subject of the same infringement claim involving both Paragraphs 14.2.1 and 14.2.2, PROVIDER and/or SUBCONTRACTOR and CUSTOMER shall jointly assume the defense and shall jointly share the cost of any judgment, award, settlement, cost or expense on a pro-rata basis according to their respective share of liability. In the event of any disagreement with respect to the pro-rata allocation of any amount referred to in the immediately preceding sentence, such allocation shall be determined through good faith negotiation or final judgment of a court of competent jurisdiction.

14.4 WITHOUT LIMITING THE GENERALITY OF THE INTER-PARTICIPANT WAIVER OF LIABILITY SET FORTH IN ARTICLE 14, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER AND TO PERSONS CLAIMING BY OR THROUGH SUCH PARTY UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY, NEGLIGENCE OR UNDER ANY OTHER LEGAL OR EQUITABLE THEORY FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFITS OR LOST REVENUES.

Article 15: Rights to Intellectual Property

15.1 Each party acknowledges and agrees that neither the execution nor the performance by either Party of this LSA shall grant any ownership rights or any other right, title or interest in, or license to, any Intellectual Property of the other Party or of the other Party's Related Participants including, without limitation, any Intellectual Property conceived and first actually reduced to practice in the course of the performance of this LSA by such Party, unless such grant is expressly recited in a separate written document duly executed by or on behalf of the granting party. Notwithstanding the foregoing sentence, PROVIDER and SUBCONTRACTOR hereby grant to CUSTOMER title to the Deliverables of this Agreement and for the duration of its performance under this LSA the right to duplicate, disclose and use all interface and integration data necessary for performance of this LSA, subject to Article 17, CONFIDENTIAL DATA.

Article 16: Licenses, Permits and Approvals

16.1 Pursuant to the Convention on Registration of Objects Launched into Outer Space, when two or more States are the launching state, the states should agree on which state shall be responsible for the registration. PROVIDER and CUSTOMER agree to undertake such reasonable actions as are necessary to enable the Russian Federation to register the Launch Vehicle(s) and to enable the United States of America to register the Spacecraft(s).

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16.2  PROVIDER shall be responsible for obtaining all necessary government licenses, permits, approvals and other documentation from the Government of Russia for the performance of the Launch Services and the Associated Services.

16.3 CUSTOMER shall be responsible for obtaining all necessary U.S. government licenses, permits, approvals and other documentation regarding the export from the United States of technical information and data necessary for the performance by PROVIDER and/or SUBCONTRACTOR of the Launch Services and Associated Services regarding the export of the CUSTOMER Spacecraft(s) and the Ancillary Equipment from its country of origin to the Launch Site. CUSTOMER shall use reasonable efforts to obtain such licenses, permits or approvals as soon as possible and PROVIDER and/or SUBCONTRACTOR or their designee shall, within the prescriptions of applicable law, if requested by CUSTOMER, participate in the procedures necessary to obtain such licenses, permits or approvals. PROVIDER and SUBCONTRACTOR shall comply with any requirements that may be imposed by the government of the country of origin of the CUSTOMER Spacecraft(s) and Ancillary Equipment so that CUSTOMER may obtain such licenses, permits or approvals. CUSTOMER shall inform PROVIDER in writing of any such requirements that require PROVIDER and/or SUBCONTRACTOR compliance.

16.4 In the event that the necessary U.S. Government license for the export of the CUSTOMER Spacecraft and Ancillary Equipment for launch from the Launch Site, despite CUSTOMER's reasonable efforts, is revoked or suspended and/or CUSTOMER is unable to obtain (or if obtained, is subsequently revoked or suspended) any other relevant permits or approvals at least four (4) months prior to the scheduled Launch Date, then the Parties shall meet to consider if additional actions could be taken to restore such license and/or to obtain or restore such permits or approvals or if other solutions are available. If, after considering all reasonable alternatives, the Parties have exhausted all other courses of action, then CUSTOMER shall be entitled to terminate this LSA with respect to the launch of the CUSTOMER Spacecraft and Article 11, EXCUSABLE DELAY, shall not apply.

      16.4.1 If the denial, revocation or suspension of such licenses, permits or approvals is the result of actions or inaction attributable to PROVIDER and/or SUBCONTRACTOR or the Russian government, PROVIDER shall refund to CUSTOMER within sixty (60) days of the date of the termination notice all payments made by CUSTOMER under this LSA with respect to the launch of the affected CUSTOMER Spacecraft, except for the Contract Signing Date milestone payment (Exhibit B) and any pre-contract payments. For the purpose of this paragraph 16.4.1, any action by the U.S. government to deny or revoke any CUSTOMER export authorization as a result of an alleged failure of the Russian government or SUBCONTRACTOR to fully comply with the requirements of the Missile Technology Control Regime ("MTCR"),

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              the START Treaty, any Treaty or other agreement between the
              Russian Federation and the United States (including, but not limited to, Executive Agreements, Memoranda of Understanding and other agreements between departments or agencies of the Russian government and U.S. government), the Technology Transfer Control Plan ("TTCP"), Technology Assistance Agreement ("TAA"), or any condition or provision of any export license or authorization, shall be deemed to be the result of actions of PROVIDER.

      16.4.2 If the denial of such licenses, permits or approvals is not the result of actions or inaction attributable to either PROVIDER or SUBCONTRACTOR or CUSTOMER, PROVIDER shall be entitled to retain as termination charges all payments made by CUSTOMER until the date of the termination notice up to the maximum amount of five hundred thousand United States Dollars (U.S.$500,000) of Exhibit B payments and if the amounts paid to PROVIDER by CUSTOMER for the Launch Services so terminated under Exhibit B exceed five hundred thousand United States Dollars (U.S.$500,000), PROVIDER shall refund to CUSTOMER within sixty (60) days of the date of the termination notice all amounts paid in excess of five hundred thousand United States Dollars (U.S.$500,000).

16.5 Each Party shall be solely responsible for any expenses incurred in obtaining the licenses, permits, approvals, authorizations, notices and other documentation such Party is required to obtain under this Article 16, provided that each Party agrees to provide reasonable assistance to the other Party, at its own expense, in obtaining such licenses, permits, approvals, authorizations, notices and other documentation.

16.6 PROVIDER shall obtain whatever licenses, permits, approvals or other documentation from governmental authorities in the Russian Federation and any other Republic of the C.I.S. that are necessary or appropriate for the performance by the Parties of this LSA. In the event that such governmental licenses, permits or approvals are denied or, if granted, are later withdrawn or canceled at any time during the term of this LSA, CUSTOMER shall be entitled to terminate this LSA, in whole or in part and PROVIDER shall refund to CUSTOMER within thirty (30) days of the date of the termination notice all payments made by CUSTOMER under this LSA for each Launch that has not been performed (except for the Contract Signing Date milestone payment and any pre-contract payments) as of the date of termination and Article 11, EXCUSABLE DELAYS shall not apply.

Article 17: Confidential Data

17.1 In the course of performance of its obligations hereunder, each Party and its Related Participants may disclose data and information of a technical and financial nature that is considered to be proprietary and confidential, including, without limitation, information originally created by or available only from the

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      disclosing Party, its Related Participants or a Third Party with respect to which the disclosing Party has limited disclosure rights ("Confidential Data"). Such Confidential Data shall be marked prominently as confidential or proprietary before its disclosure.

17.2 A Party receiving Confidential Data that has been identified as confidential or proprietary shall take all reasonable precautions to prevent its publication or disclosure to any Third Party. Such Party shall only use the Confidential Data solely for the performance of its obligations under this LSA. The Parties shall be deemed to have discharged their entire obligation to maintain confidentiality of Confidential Data hereunder, if they exercise the same degree of care to preserve and safeguard the other Party's Confidential Data as they use to preserve and safeguard their own Confidential Data. A Party may disclose Confidential Data it receives to its Related Participants to the extent necessary for the performance of this LSA, provided that such Related Participants first agree to be bound by the nondisclosure and use restrictions contained herein.

17.3 Neither Party shall be liable for disclosure or use of any Confidential Data that is:

      17.3.1 In the public domain, by publication or otherwise, at the time of receipt or that comes into the public domain thereafter through no act of the receiving Party in breach of this LSA; or

      17.3.2 Known to the receiving Party or legally in the receiving Party's possession before disclosure by the disclosing Party; or

      17.3.3  Disclosed with the prior written approval of the disclosing Party;
              or

      17.3.4  Independently developed by the receiving Party; or

      17.3.5 Lawfully disclosed to the receiving Party by a Third Party under conditions permitting such disclosure; or

      17.3.6  Not marked as confidential or proprietary; or

      17.3.7 Required, but only to the extent necessary, to be disclosed pursuant to governmental or judicial order in which event the Party concerned shall notify the other Party of any such requirement before such disclosure and shall take all reasonable actions to protect the confidentiality of such Confidential Data; or

      17.3.8 Required in connection with the financing of this LSA or of the CUSTOMER Spacecraft or in connection with the procurement of insurance or the presentation of any insurance claim, provided any recipient shall have first agreed to be bound by the nondisclosure and use restrictions contained herein.

17.4 Upon termination or completion of this LSA, and upon request, each Party agrees to return all Confidential Data (including all copies thereof) received from the other Party or provide written certification that all such Confidential

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      Data has been destroyed, except that each Party may retain one legal file copy thereof. The confidentiality provisions of this Article 17 shall survive the termination or completion of this LSA for a period of five (5) years following termination or completion.

17.5 If the Confidential Data disclosed is verbal, such verbal Confidential Data shall be identified as confidential and proprietary before disclosure and shall be reduced to writing promptly, but in no event later than twenty (20) days, properly marked as confidential or proprietary and delivered to the receiving Party in accordance with this Article 17.

17.6 All right, title and interest in and to all Confidential Data and any other data or information owned by one Party or its Related Participants and delivered or disclosed to the other Party or its Related Participants pursuant to this LSA shall remain exclusively with the delivering or disclosing Party.

Article 18: Termination

18.1 This LSA and the performance of services hereunder may be terminated for cause by either Party upon the occurrence of any one of the following events:

      18.1.1 The other Party files a voluntary petition in bankruptcy, makes a general assignment, arrangement or composition with or for the benefit of its creditors, suffers or permits the appointment of a receiver for its business assets, becomes subject to involuntary proceedings under any bankruptcy or insolvency law (which proceedings remain pending for more than thirty (30) days), or is wound up or liquidated;

      18.1.2 The other Party breaches any material covenant in this LSA, which breach remains uncured for a period of time equal to the earlier to occur of: (a) thirty (30) days following receipt of written notice of such breach from the non-breaching Party or, (b) five
              (5) days following receipt of written notice of such breach from the non-breaching Party if such breach occurs within thirty (30) days before Launch, provided that, PROVIDER shall not be required to perform the Launch if CUSTOMER has not cured the breach of any material covenant before the Launch and provided further that, if such breach is not curable using reasonable efforts within the time periods specified in (a) and (b) of this Paragraph 18.1.2 and the Launch is not scheduled to occur before such time, such longer period, not exceeding ninety (90) days, provided the breach can be cured within such longer period and the breaching Party has commenced and is diligently proceeding with the cure; or

18.2 If CUSTOMER terminates this LSA pursuant to Paragraph 18.1, it shall be entitled to claim any amounts previously paid to PROVIDER hereunder in excess of launches already performed. If PROVIDER terminates this LSA

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      pursuant to Paragraph 18.1, it shall be entitled to retain all payments made by CUSTOMER to PROVIDER hereunder.

18.3 CUSTOMER may terminate this LSA for its own convenience at any time before Launch, without any further liability to PROVIDER, provided that PROVIDER shall be entitled to retain all payments made by or due from the CUSTOMER to PROVIDER under the LSA prior to the date of the termination notice.

18.4 CUSTOMER shall be entitled to cancel a Launch Service and terminate in whole or in part this LSA for cause upon notice to PROVIDER:

      18.4.1 If, within three (3) months before the Launch Date, PROVIDER has not demonstrated to the satisfaction of CUSTOMER that the Launch Site facilities and logistic arrangements are adequate, suitable and satisfactory after inspection and acceptance by CUSTOMER, so as to permit timely and successful performance of the Launch Services, or if Launch Site deficiencies are found and PROVIDER has not corrected such deficiencies within a reasonable time. CUSTOMER agrees to provide the requirements for facilities and logistic arrangements twelve (12) months before the Launch Date.

      18.4.2 In the event that a single postponement or delay or cumulative postponements or delays of a Launch by PROVIDER and/or SUBCONTRACTOR, for reasons other than those listed in Article 11, EXCUSABLE DELAY, exceed thirty (30) days for any Launch, CUSTOMER may cancel the Launch Services with respect to such Launch.

      18.4.3 In the event PROVIDER and/or SUBCONTRACTOR fails to accomplish a Milestone Event by its Due Date, if such failure is not cured within thirty (30) days of receipt of written notice by CUSTOMER of such failure.

      18.4.4 In the event that a single delay or cumulative delays by PROVIDER and/or SUBCONTRACTOR for reasons listed in Article 11, EXCUSABLE DELAY, exceed six (6) months for any Launch, CUSTOMER may cancel the Launch Services with respect to such Launch, in which case PROVIDER shall reimburse CUSTOMER within thirty (30) days of written notice by CUSTOMER for all payments made to PROVIDER under this LSA with respect to such Launch.

      18.4.5 In the event of a Launch Failure if, within six (6) months before the scheduled Launch Date for the Launch or Replacement Launch, PROVIDER has not demonstrated to the satisfaction of CUSTOMER that the cause of the Launch Failure has been identified and that corrective measures have been or are being implemented.

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      18.4.6  If PROVIDER fails to fully implement to the satisfaction of
              CUSTOMER any corrective measure required to be implemented pursuant to sub-paragraph 18.4.5 within sixty (60) days prior to the scheduled Launch Date.

      18.4.7 If, within six (6) months prior to the scheduled Launch Date, CUSTOMER has been unable to obtain launch and/or in-orbit insurance from underwriters acceptable to CUSTOMER under terms and conditions which, in the sole discretion of CUSTOMER, are reasonable, and price which does not exceed the premiums paid by CUSTOMER for such insurance to date, despite the best efforts of CUSTOMER and PROVIDER and SUBCONTRACTOR to obtain such insurance, and PROVIDER or SUBCONTRACTOR has been unable or unwilling to obtain such insurance for CUSTOMER.

      18.4.8 In the event of termination, in whole or in part, under this Paragraph 18.4, CUSTOMER shall not have any liability to PROVIDER under this LSA with respect to the portion of this LSA which is terminated, including, without limitation, any of the payment obligations under Article 5, PRICES or Article 6, PAYMENT TERMS, and PROVIDER shall refund to CUSTOMER any amount paid under this LSA with respect to such terminated portion of this LSA within thirty (30) days of the date of the termination notice.

18.5 Notwithstanding any provision in this LSA to the contrary, the termination fees set forth in this Article 18 shall be PROVIDER's sole and exclusive remedy in the event of CUSTOMER's default hereunder. WITHOUT LIMITING THE GENERALITY OF THE INTER-PARTICIPANT WAIVER OF LIABILITY SET FORTH IN ARTICLE 14, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER AND TO PERSONS CLAIMING BY OR THROUGH SUCH PARTY UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY, NEGLIGENCE OR UNDER ANY OTHER LEGAL OR EQUITABLE THEORY FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, LOST PROFITS, OR LOST REVENUES.

18.6 PROVIDER shall provide to CUSTOMER a serialized official government document, signed by the Russian Space Agency, that guarantees that SUBCONTRACTOR will perform all of its obligations under this LSA and Subcontract, and this document will be provided within forty-five (45) days of the effective date of this LSA. It is understood that this guarantee is not a financial guarantee.

Article 19: Notices and Language

19.1 All notices and communications between the Parties given under this LSA shall be in writing and shall be delivered in person or sent by reliable international air courier, registered mail, postage prepaid or by fax to the other Party at the

                                      23

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                                                       Launch Services Agreement
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      address listed below or to such other address as shall be given in writing by either Party to the other in accordance with this Paragraph 19.1:

          Notice to CUSTOMER:

          Shawn R. Thompson
          Director, Contracts
          EarthWatch Incorporated
          1900 Pike Road
          Longmont, CO 80501 94566 USA
          Telephone: +1-303-682-4927
          Fax: +1-303-682-3848

          Notice to PROVIDER:

          Lawrence R. Foor
          Vice President
          United Start Corporation
          475 Highland Drive
          Madison, AL 35758 USA
          Telephone: +1-256-772-6670
          Fax: +1-256-772-6694

19.2 All documentation, notices, reports, correspondence and other communications furnished by one Party to the other under this LSA, including those required under Exhibits A and B hereto, shall be in the English language.

Article 20: Coordination and Communications

20.1 CUSTOMER and PROVIDER shall each designate a project coordinator immediately following the Effective Date of this LSA.

20.2 The project coordinators shall supervise and coordinate the performance of the Launch Services and Associated Services and the technical commitments of the respective Parties under this LSA.

20.3 The project coordinators shall have sufficient powers to be able to settle any technical issues that may arise during the performance of this LSA as well as any daily administration issues.

20.4 Either Party may replace its project coordinator by prior written notice to the other Party, signed by an authorized representative, indicating the effective date of designation of the new project coordinator.

20.5 The project coordinators shall not be authorized to direct work contrary to the requirements of or to make modifications to this LSA. Modifications to this LSA shall only be made in accordance with Article 21, AMENDMENTS.

                                      24

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                                                       Launch Services Agreement
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Article 21: Amendments

21.1 This LSA may be amended only in writing, signed by the following duly authorized representatives of both Parties.

      For CUSTOMER:

          Herbert F. Satterlee, III Chief Executive and Officer, President,

          Walter S. Scott, Chief Technical Officer or

          Shawn Thompson, Director of Contracts.

      For PROVIDER:

          Lawrence R. Foor, Vice President

Article 22: Assignment

22.1 As CUSTOMER is contracting for the unique services of PROVIDER, this LSA shall not be transferred or assigned by PROVIDER without the prior written consent of CUSTOMER, except that PROVIDER may transfer or assign its rights and obligations under this LSA to a Third Party or to a wholly owned subsidiary of such Party pursuant to any merger, sale of all or substantially all assets, or other corporate reorganization. CUSTOMER's consent to such assignment or delegation under this Article 22 shall not be unreasonably withheld and shall be provided in a timely manner.

22.2 This LSA shall not be transferred or assigned by CUSTOMER without the prior written consent of PROVIDER, except that CUSTOMER may transfer or assign its rights under this LSA to a wholly owned subsidiary, or to a Third Party pursuant to any merger, sale of all or substantially all assets, or other corporate reorganization. Where PROVIDER's consent to such assignment or delegation is required under this Article 22, it shall not be unreasonably withheld and shall be provided in a timely manner.

22.3 Any purported assignment or transfer in violation of this Article 22 shall be null and void and of no legal effect.

22.4 This LSA shall be binding on and inure to the benefit of any successor and permitted assignee.

Article 23: Settlement and Resolution of Disputes

23.1 Any dispute or controversy arising out of, in connection with, or in relation to this agreement will be determined and settled on an informal basis if possible. To that end, each party shall have the right to meet with senior management of the other party in an attempt to resolve any dispute. If the dispute remains unresolved and after providing a 30-day notice of its intentions, either party may request resolution by arbitration. Arbitration shall be held in Longmont Colorado in accordance with rules then prevailing of the American Arbitration

                                      25

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      Association ("AAA"). Arbitration may be conducted by one arbitrator by the mutual agreement of the parties or by three arbitrators if the parties cannot so agree, with each party choosing one arbitrator and the third selected in accordance with the rules of the AAA. Any award rendered therein will be conveyed in a written, reasoned opinion and shall be final and binding upon the PROVIDER and CUSTOMER and may be entered thereon in the District Court of the State of Colorado for the County of Boulder.

23.2  Reserved

23.3  Reserved.

23.4 The cost of any Arbitration conducted pursuant to this Article 23 shall be borne equally by the Parties, provided; however, that each Party shall pay its own attorney's fees.

23.5 The arbitration proceedings and all communications relating thereto shall be in the English language.

23.6 The arbitration shall be final and binding upon the Parties and neither Party shall seek recourse to a law court or other authorities to appeal or request revision of the award. Judgment upon the award returned by the arbitrators may be entered in any court having jurisdiction.

23.7 During the period in which resolution of the dispute is pending, PROVIDER may, but shall not be required to, continue to perform its obligations under this LSA, unless otherwise instructed by CUSTOMER in writing.

23.8 Under no circumstances may the result of the Arbitration award exceed any limitation of liability contained in the LSA or contravene International Law, Agreement or Treaty.

23.9 Notwithstanding the foregoing, the Parties agree that, upon application thereto, a court of competent jurisdiction may issue (A) preliminary injunctive relief to preserve the status quo or otherwise enforce or provide for the effectiveness of the terms and conditions of this Contract pending the outcome of the arbitration hereunder; or (B) permanent injunctive relief to require compliance with the arbitration award.

Article 24: Applicable Law

24.1 This LSA shall be governed by, subject to and construed in accordance with the laws of the State of Delaware, United States of America, without giving effect to the conflicts of laws provisions thereof.

24.2 The Parties hereby irrevocably consent to and submit to the exclusive jurisdiction of the federal and state courts located in the State of Colorado, and any action, suit or proceeding under this LSA may be brought by the Parties in any federal or state court of competent jurisdiction established or sitting in the State of Colorado. Furthermore, the Parties shall not raise, and hereby waive, any defenses based upon improper venue, inconvenience of the forum, lack of

                                      26

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                                                       Launch Services Agreement
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      personal jurisdiction, sufficiency of service of process or the like in any such action, suit or proceeding brought in the State of Colorado.

24.3 To the extent that PROVIDER or any of its property is or becomes entitled at any time to assert the claim or defense of sovereign immunity in any legal action, suit or proceeding (including, but not limited to actions, suits or proceedings brought in the State of Colorado), or in connection with any other legal process in any jurisdiction, PROVIDER for itself and its property hereby irrevocably and unconditionally waives, and agrees not to plead or claim, the claim or defense of sovereign immunity (including, but not limited to, any immunity provided under the Foreign Sovereign Immunities Act of 1976, 28 U.S.C. (S) 1602 et seq. of the United States of America) with respect to its obligations, liabilities, or any other matter arising under or relating to this LSA.

24.4 The Parties agree that the United Nations Convention for the International Sales of Goods shall not be applicable to this LSA.

Article 25: Waiver of Breach

25.1 The failure of a Party at any time to require performance by the other Party of any provision of this LSA shall in no way affect its right to require such performance at any time thereafter. The waiver by a Party of a breach of any provision of this LSA shall not constitute a waiver of any succeeding breach of the same or any other provision, nor shall it constitute a waiver of the provision itself.

Article 26: Entire Agreement

26.1 This LSA, including all its Exhibits, constitutes the entire understanding and agreement between the Parties and supersedes all prior or contemporaneous correspondence, representations, proposals, negotiations, understandings or agreements of the Parties, whether oral or written in connection with the subject matter hereof. The Parties hereby acknowledge that there are no collateral agreements between them with respect to the subject matter hereof.

Article 27: Public Release of Information

27.1 Each Party shall obtain the written approval of the other Party concerning the content and timing of news releases, articles, brochures, advertisements, prepared speeches, and other information releases to be made by the Party of any of its Associates concerning this LSA or the Launch Services performed or to be performed hereunder. Such approval shall not be unreasonably withheld.

Article 28: Provider/Subcontractor Assistance Regarding Technical Security

28.1 PROVIDER covenants that it will not, at any time, seek any technology associated with CUSTOMER'S Spacecraft and the Ancillary Equipment; and it will cause SUBCONTRACTOR to not, at any time, seek such technology. PROVIDER agrees that it shall cause SUBCONTRACTOR to strictly comply

                                      27

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                                                       Launch Services Agreement
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      with any agreement on spacecraft technology safeguards among the
      Governments of the United States of America and the Russian Federation and any other Republic of the C.I.S. Upon arrival of CUSTOMER's Spacecraft at the port of entry in the territory of the Russian Federation or any other Republic of the C.I.S., PROVIDER shall use its Best Efforts to provide, or to procure through other competent organizations, reasonable security measures, including but not limited to the following:

      28.1.1 PROVIDER will assist CUSTOMER in obtaining exemption for CUSTOMER's Spacecraft and Ancillary Equipment, to the extent possible, from examination by customs authorities when any CUSTOMER Spacecraft and Ancillary Equipment enter the territory of the Russian Federation or any other Republic of the C.I.S., provided CUSTOMER provides written assurances or other documentation that the CUSTOMER Spacecraft and Ancillary Equipment comply with all relevant requirements of the customs authorities.

      28.1.2 CUSTOMER will be permitted to dispatch personnel to oversee and protect CUSTOMER Spacecraft after their entry into the territory of the Russian Federation and any other Republic of the C.I.S., during their transport to the Launch Site, and while they are present at the Launch Site. If requested by CUSTOMER, PROVIDER will assign personnel to assist in such supervision and protection.

      28.1.3 The testing and processing of CUSTOMER Spacecraft at the Launch Site will be conducted entirely by CUSTOMER's technical personnel at suitable facilities provided by SUBCONTRACTOR. If requested, PROVIDER will assist with such testing and processing.

      28.1.4 In the event any CUSTOMER Spacecraft or Ancillary Equipment are transported out of the territory of the Russian Federation or any other Republic of the C.I.S. PROVIDER shall assist with any governmental approvals required for export and assign personnel to assist in overseeing and protecting such CUSTOMER Spacecraft and Ancillary Equipment.

28.2 PROVIDER will provide reasonable assistance to CUSTOMER and its Related Participants with the administrative arrangements necessary in connection with the transportation of CUSTOMER Spacecraft from their entry into the territory of the Russian Federation and any other Republic of the C.I.S. to the Launch Site, the storage of CUSTOMER Spacecraft (if required) and their possible return, and the entry, exit and stay of CUSTOMER's and its Related Participants' personnel in the territory of the Russian Federation and any other Republic of the C.I.S., during the performance of this LSA.

                                      28

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Article 29: Access To Work In Progress And Data

29.1 Work in progress under this LSA and technical data and documentation, including design and test data, that is directly related to this LSA and reasonably necessary for CUSTOMER to ascertain PROVIDER's performance under this LSA and SUBCONTRACTOR's performance under the Subcontract are subject to reasonable verification and confirmation. To the extent that such verification and confirmation by CUSTOMER and its representatives is precluded by existing National Security limitations, PROVIDER shall propose a Russian Government Agency to act as independent evaluator of progress under this LSA and the Subcontract. CUSTOMER will rely on the results of these evaluations. This proposed Agency shall be identified within 45 days of the effective date of this contract. The Agency shall perform such verifications and confirmations which are requested in a specific and timely manner as required by the LSA. PROVIDER shall make available all other work, data and facilities not restricted by National Security of Russian Federation at reasonable advance notice and convenient time. Without affecting SUBCONTRACTOR's obligation under National Security, other provisions of this LSA, and subject to PROVIDER's and/or SUBCONTRACTOR's rights in data under Article 15, RIGHTS TO INTELLECTUAL PROPERTY, herein, PROVIDER shall on reasonable request by CUSTOMER deliver, without affecting PROVIDER's or SUBCONTRACTOR's obligation under National Security, copies of relevant design and test data and other technical data, excluding financial data, to CUSTOMER at any time during this LSA.

29.2 Consistent with 29.1, PROVIDER agrees to provide reasonable facilities and equipment to representatives of CUSTOMER, or the agreed Russian Agency, to the extent necessary to provide access to and examination of work in progress and technical data and documentation.

29.3 Consistent with 29.1, PROVIDER shall undertake to obtain access by CUSTOMER, or the agreed Russian Agency, accompanied by SUBCONTRACTOR's technical manager or its representative, to major subcontractors' facilities, work in progress and technical data related to this LSA, subject to reasonable coordination by SUBCONTRACTOR with the affected major subcontractors and reasonable advance notice to PROVIDER and/or SUBCONTRACTOR.

Article 30: Order Of Precedence

30.1 All Exhibits and documents referred to herein are hereby incorporated into this LSA and shall form an integral part hereof. The Articles of this LSA and all Exhibits hereto shall be read so as to be consistent to the extent practicable. In the event of any ambiguity, conflict or inconsistency among or between the various parts of this LSA, such ambiguity, conflict or inconsistency shall be resolved by giving precedence to the documents in the order set forth below:

      1.  Launch Services Agreement

                                      29
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                                                       Launch Services Agreement
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      2.  Exhibit A, Statement of Work, dated April 1, 1999

      3.  Exhibit B, Payment Schedule, dated April 1, 1999

      4.  Exhibit C, Reserved

      5.  Exhibit D, Launch Vehicle Definitions, dated March 25, 1999

      6. Any documents incorporated into the LSA or Exhibits A or B by reference.

Article 31: General

31.1 All rights and remedies hereunder shall be cumulative and may be exercised singly or concurrently. If any provision of this LSA is found to be invalid, or unenforceable, it shall not affect any other provision of this LSA and the invalid or unenforceable provision shall be replaced with a provision consistent with the original intent of the parties. The following provisions shall survive the expiration or termination of this Contract.

Article 32: Effective Date

32.1 This Agreement shall become effective upon signature, by both Parties and satisfaction of the conditions of Article 34, provided that CUSTOMER may cancel and rescind this LSA at any time prior to its payment to PROVIDER of the complete amount of the ATP payment, Milestone 5 in Schedule B.

Article 33: Milestone Events

33.1 Certain events in Exhibit B are designated as Milestone Events. This paragraph governs the procedure by which a Milestone Event is judged to have been successfully completed.

      33.1.1 In the event that a Milestone Event involves the delivery of services, material, or documentation to CUSTOMER (a
              "Deliverable"), within ten (10) business days following delivery of the Deliverable, CUSTOMER will notify PROVIDER in writing of its acceptance or rejection of the Deliverable.

              (i) If CUSTOMER fails to provide written notification within this period, the Deliverable is considered to be accepted. Acceptance or rejection of a Deliverable shall be at CUSTOMER'S discretion; however, CUSTOMER shall not unreasonably withhold acceptance of a Deliverable.

              (ii) If CUSTOMER rejects the Deliverable, then the written notification of rejection shall state the reason for the rejection and specify the corrective action required in order to make the Deliverable acceptable. PROVIDER shall resubmit the Deliverable to CUSTOMER within thirty (30) days of having received the notice of rejection. Upon receipt of the Deliverable, CUSTOMER shall again

                                       30
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                                                       Launch Services Agreement
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              have ten (10) business days to accept or reject the Deliverable.
              If CUSTOMER rejects Deliverable three times then any dispute relating thereto is subject to resolution in accordance with
              Article 23, SETTLEMENT OF DISPUTES, hereof.

              (iii) A Milestone Event of this type is considered to have been successfully completed when all of the Deliverables identified for that Milestone Event have been accepted by CUSTOMER.

      33.1.2 In the event that a Milestone Event involves completion by PROVIDER or SUBCONTRACTOR of a certain manufacturing or testing step or procedure, then PROVIDER shall provide or cause SUBCONTRACTOR to provide CUSTOMER with written notification fourteen (14) business days prior to the date on which the manufacturing event is expected to be completed, or the testing step or procedure is expected to be performed. This notification shall specify whether the Milestone Event can be witnessed by a CUSTOMER representative, or if the National Security provisions of
              29.1 apply and the Milestone Event must be witnessed by a Russian Agency official.

              (i) A CUSTOMER representative, or the Agency representative as identified in 29.1, shall witness the completion of the Milestone Event. The Milestone Event is considered to have been successfully completed when either (a) a CUSTOMER representative witnesses the successful completion of the Milestone Event, and so certifies in writing to PROVIDER at the time of the Milestone Event, such certification not to be unreasonably withheld, or (b) upon receipt by CUSTOMER of a written certification by the Russian Agency representative that the Milestone Event has been successfully completed, in the event that CUSTOMER has been precluded from sending a representative to witness the Milestone Event by existing Russian National Security limitations pursuant to 29.1.

              (ii) If CUSTOMER elects not to send a representative to witness the Milestone Event, despite receiving notification that a CUSTOMER representative is permitted to witness the Milestone Event, then the Milestone Event shall be considered to have been satisfied when successfully completed.

              (iii) If PROVIDER and/or SUBCONTRACTOR notifies CUSTOMER that it may send a representative to witness the Milestone Event, and the CUSTOMER representative is not permitted, or unable, to witness the Milestone Event, despite the Best Efforts of the CUSTOMER representative, then the Milestone Event shall not be considered to be complete until such time as the CUSTOMER representative is able to witness the Milestone Event.

                                       31
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              (iv) If PROVIDER and/or SUBCONTRACTOR notifies CUSTOMER that it may not send a representative to witness the Milestone Event, and the Milestone is not witnessed by the Russian Agency representative, or a written certification by such representative is not received by CUSTOMER, then the Milestone Event shall not be considered complete until such time as it can be either witnessed by a CUSTOMER representative or by a Russian Agency representative pursuant to Paragraph 29.1 and (i) above.

Article 34: Effectiveness of Agreement

This Agreement becomes effective when three conditions have been satisfied: (1) the execution of the Agreement by both parties, (2) approval of the Agreement by the EarthWatch Board of Directors, and (3) approval of the Agreement by the United Start Board of Directors. Upon execution of the Agreement, the first milestone payment can be invoiced in accordance with the terms of the Agreement. The remaining payments will be due according to the milestone schedule following the approval of the EarthWatch Board of Directors. In the event that the EarthWatch Board of Directors does not approve the Agreement, and suitable changes cannot be made to make it acceptable, then the Agreement will be considered terminated and EarthWatch's entire obligation will not exceed the amount of the specify which payment of Exhibit B.

          IN WITNESS WHEREOF, the Parties have executed this LSA by their duly authorized representatives in duplicate originals.

PROVIDER                               CUSTOMER


By: /s/ Larry Foor                     By: /s/ Herbert F. Satterlee III
    -----------------------                ----------------------------
Name: Larry Foor                       Name: Herbert F. Satterlee III
Title: Vice President                  Title: President and Chief Executive
                                       Officer

                         EXHIBIT A - Statement of Work

[The Company has not filed this Exhibit with the Commission because it contains voluminous and highly technical data that the Company believes is not material to investors.]

                EXHIBIT D - Launch Vehicle Related Definitions

Launch: issuance of the launch command from the launch sequencer, followed by flow of fuel or oxidizer into any of the first stage engines of the Launch Vehicle that has been integrated with the Spacecraft supplied by EARTHWATCH. The intent of this definition is that a Launch shall be considered to occur at the "point of no return", i.e., the earliest point in the launch sequence when it is no longer possible to prevent either lift-off or destruction of the Launch Vehicle or Satellite.

Launch Attempt: the pre-launch and launch operations of the Launch Vehicle that has been integrated with the Spacecraft supplied by EARTHWATCH, up to the point of, but not including, launch.

Launch Day: a calendar day established for the Launch pursuant to this LSA within which the Launch Window is open.

Launch Failure: as defined in Article 9 of this LSA.

Launch Period: as defined in Article 4.3 of this LSA.

Launch Services: those services to be performed by PROVIDER as specified in
Article 2, Services To Be Provided By Provider, and in the Statement of Work, Exhibit A hereto.

Launch Site: the physical location at Plesetsk, Russia or Kapustin Yar, Russia, for the Launch, including the associated installations and equipment used by PROVIDER in connection with the Launch Services and Associated Services.

Launch Success: as defined in Paragraph 9.1 of this LSA.

Launch Technical Specification: as set forth in the Spacecraft to Launch Vehicle ICD or the Statement of Work, Exhibit A hereto.

Launch Time: the time within the Launch Window when the Lift-off of the Launch Vehicle is scheduled to take place and, if Lift-off occurs, the time of Lift-off, defined in hours, minutes and seconds in Universal Time (UTC).

Launch Vehicle: the COSMOS launch vehicle (11K65M) as defined in the COSMOS SL-8 Launch Vehicle Users Guide, dated January 1997, Revision 1, which is to be used to perform the Launch Services for the CUSTOMER Spacecraft pursuant to the terms of this LSA.

Launch Window: a time period during the Launch Day within which the Launch may take place, as derived from the Launch Technical Specification.

Lift-off: the moment of intentional first motion of the Launch Vehicle that has been integrated with the Spacecraft supplied by CUSTOMER.

                                              Exhibit D (LV Related Definitions)
                                                         EWI to United Start LSA
                                                                         6/15/98


                EXHIBIT D - Launch Vehicle Related Definitions

Launch: issuance of the launch command from the launch sequencer, followed by flow of fuel or oxidizer into any of the first stage engines of the Launch Vehicle that has been integrated with the Spacecraft supplied by EARTHWATCH. The intent of this definition is that a Launch shall be considered to occur at the "point of no return", i.e., the earliest point in the launch sequence when it is no longer possible to prevent either lift-off or destruction of the Launch Vehicle or Satellite.

Launch Attempt: the pre-launch and launch operations of the Launch Vehicle that has been integrated with the Spacecraft supplied by EARTHWATCH, up to the point of, but not including, launch.

Launch Day: a calendar day established for the Launch pursuant to this LSA within which the Launch Window is open.

Launch Failure: as defined in Article 9 of this LSA.

Launch Period: as defined in Article 4.3 of this LSA.

Launch Services: those services to be performed by PROVIDER as specified in
Article 2, Services To Be Provided By Provider, and in the Statement of Work, Exhibit A hereto.

Launch Site: the physical location at Plesetsk, Russia or Kapustin Yar, Russia, for the Launch, including the associated installations and equipment used by PROVIDER in connection with the Launch Services and Associated Services.

Launch Success: as defined in Paragraph 9.1 of this LSA.

Launch Technical Specification: as set forth in the Spacecraft to Launch Vehicle ICD or the Statement of Work, Exhibit A hereto.

Launch Time: the time within the Launch Window when the Lift-off of the Launch Vehicle is scheduled to take place and, if Lift-off occurs, the time of Lift-off, defined in hours, minutes and seconds in Universal Time (UTC).

Launch Vehicle: the COSMOS launch vehicle (11K65M) as defined in the COSMOS SL-8 Launch Vehicle Users Guide, dated January 1997, Revision 1, which is to be used to perform the Launch Services for the CUSTOMER Spacecraft pursuant to the terms of this LSA.

Launch Window: a time period during the Launch Day within which the Launch may take place, as derived from the Launch Technical Specification.

Lift-off: the moment of intentional first motion of the Launch Vehicle that has been integrated with the Spacecraft supplied by CUSTOMER.

                                   AMENDMENT
                                     TO THE
                           LAUNCH SERVICES AGREEMENT
                        BETWEEN EARTHWATCH INCORPORATED
                                      AND
                            UNITED START CORPORATION
                               FOR THE LAUNCH OF
                      EARTHWATCH REMOTE SENSING SPACECRAFT

This Amendment I amends the Agreement dated April 1, 1999, and acknowledges the latest revisions to the following documents:
-Launch Services Agreement, Revision 9, dated June 3, 1999.
-Exhibit A Statement of Work, Revision 7, dated June 1, 1999.
-Exhibit B Payment Schedule, Revision 6, dated April 1, 1999.

The Amendment conditionally exercises an Optional Launch for QuickBird 2, to a sun-synchronous, 600 km circular orbit, in accordance with a paragraph 2.5 of this Launch Services Agreement. All other requirement and interfaces as defined in the Launch Vehicle to Spacecraft Interface Control Document for EarthWatch QuickBird Spacecraft to Cosmos-3M Launch Vehicle Document (reference Exhibit A) apply to this launch.

This amendment is conditioned upon (1) adequate verification that the Cosmos-3M launch vehicle has sufficient performance to inject the QuickBird 2 spacecraft into a sun-synchronous, 600 km circular orbit and (2) upon formal approval of the necessary launch trajectory by the Russian Government. In the event that either of these conditions are not met within 6 months of the effective date of this Amendment then all funds provided for this Optional launch shall be applied to the next payment due for the QuickBird 1 launch and this amendment shall be considered terminated. Further, in the event that modifications to the exist Cosmos 3-M design are necessary to meet the performance requirements, such modification must be accepted by EarthWatch.

For this QuickBird 2 launch only, Exhibit B, Table B-2 is modified as follows:
(Please see Attachment 1 to this Amendment 1).

                                                              Amendment 1 to LSA

IN WITNESS WHEREOF, the Parties have executed this Amendment 1 to the LSA by their duly authorized representatives in duplicate originals.

PROVIDER                       CUSTOMER

By: -------------------        By: -------------------------
Name: Larry Foor               Name: Herbert F. Satterlee III
Title: Vice President          Title: President and Chief Executive Officer

By: -------------------
Name: Sergei Zinchenko
Title: Director General

                                                              Amendment 1 to LSA

                         Exhibit B - Payment Schedule

1. The price for each Launch shall be $14.0 million US dollars for the first launch and for replacement or option launches. The proportion of this price that is cash, and the proportion that is archival data, shall be determined based on the first-requested Launch Date as defined in Article 4.2 of the LSA and the milestones as defined in Tables B-1 and B-2. If the Launch Date is on or before 30 November 2001, the cash portion of the price shall be $10,000,000 for the first launch and for replacement or option launches.

2. For the first launch, the initial payment is to make this LSA effective. The succeeding payments are defined in Table B-1. The final payment is made following the Launch. The payment amounts are shown based on a cash portion of the launch price of $10,000,000. If the cash portion of the launch price is greater than $10,000,000 as described above, then the amounts of all cash payments except for the first payment shall be increased at the next occurring milestone in a proportional fashion such that the sum of all cash payments will equal the cash portion of the launch price. The first payment shall remain at $100,000 in all cases.

3. The archival data payments shall be as defined in Tables B-1 and B-2 less any increases in the cash payments per the above formula. In the following tables, the column titled "Projected Completion Date" shows the dates by which it is anticipated that the corresponding Milestone Events will be completed. However, payment for a given Milestone Event shall only be made after the Milestone Event is considered to be complete, in accordance with
   Article 29, paragraph 29.4 of this LSA.

4. Certain milestones in the tables below are referenced against the "Establishment Date", which is the date on which agreement is made on the initial Launch Date in accordance with Article 4.2 of this LSA. Payment for these milestones is due upon the later of the completion of the milestone and the projected completion date shown for that milestone. Unless otherwise noted below, payment is due within 10 business days following receipt by EarthWatch of the invoice for milestone completion.

5. The nomenclature Contract Signing Date (CD+n), Establishment Date (ED+n), or Launch Date (LD - n or +n) months means on the same day of the month as CD, ED or LD, n months earlier or later. For example, if ED is 1 December 1998, then ED+3 months will be 1 March 1999.

6. CUSTOMER insurance obtained under LSA Article 13 shall assign directly to the PROVIDER an amount in United States Dollars equal to all payments due PROVIDER at the time of launch and after launch.

7. For replacement and option launches, the initial payment in Table B-2 is to make this LSA effective for such a launch. The succeeding payments are defined in Table B-2. The final payment is made following the Launch. The payment amounts are shown based on a cash portion of the launch price of $10,000,000. If the cash portion of the launch price is greater than $10,000,000 as described in paragraph 1 above, then the amounts of all cash payments except for the first payment shall be increased at the

                                                              Amendment 1 to LSA

   next occurring milestone in a proportional fashion such that the sum of all cash payments will equal the cash portion of the launch price. The first payment shall remain at $100,000 in all cases. Should additional milestones need to be repeated they shall be negotiated and added to Table B-2 as they are identified.

8. Licenses, Permits and Approvals in accordance with Article 16 of this LSA shall occur on or before Milestone 9 for the first launch and on or before Milestone 2 for optional or replacement launches. If such approval and licensing does not occur by these milestones EarthWatch, at its sole option may delay further payments until such approval and licensing does occur.

                                                              Amendment 1 to LSA


               TABLE B-1 FIRST LAUNCH MILESTONE PAYMENT SCHEDULE

-----------------------------------------------------------------------------------------------------------
 Milestone        Amount   Method     Due Date - Milestone Event                            Projected
  Number                   of                                                               Completion Date
                           Payment
-----------------------------------------------------------------------------------------------------------
     1         $  100,000   Cash      PRE-CONTRACT PAYMENT                                  Pre-CD
-----------------------------------------------------------------------------------------------------------
     2         $  100,000   Cash      PRE-CONTRACT PAYMENTS                                 Pre-CD
-----------------------------------------------------------------------------------------------------------
     3         $  200,000   Cash      Contract Signing Date (CD)                            CD
-----------------------------------------------------------------------------------------------------------
     4         $  200,000   Cash      Delivery of early engineering analyses (SOW           CD + 2 mos
                                      paragraph 3)
-----------------------------------------------------------------------------------------------------------
     5         $1,600,000   Cash      Authority to Proceed (ATP) from EarthWatch            ATP
                                      dependent upon EarthWatch receiving its Export
                                      License and TAA approval; Authority to Proceed
                                      (ATP) shall be at least 7 months before launch
-----------------------------------------------------------------------------------------------------------
     6         $  850,000   Cash      Submission of the Range Operations Plan (SOW          ATP + I mo
                                      para 3.2) and the Logistics and Transportation
                                      Plan (SOW para 3.6); mutual agreement and
                                      signoff of the Spacecraft/Launch Vehicle ICD
                                      addressing all significant issues
-----------------------------------------------------------------------------------------------------------
     7         $1,000,000   Cash      Submission of the Preliminary Mission Analyses        ATP + 2 mos
                                      (SOW para 3.1.2),of inputs to the Ground
                                      Security Plan (SOW para. 3.1.4.5), and the
                                      Facilities Plan (SOW para 3.1.4)
-----------------------------------------------------------------------------------------------------------
     8         $  800,000   Cash      Submission of preliminary Coupled Loads               ATP + 3 mos
                                      Analysis
                                      (5 mos after receipt of spacecraft structural
                                      model)
                                      (SOW para 3.1.2.5)
-----------------------------------------------------------------------------------------------------------
     9         $1,250,000   Cash      Establishment of a Firm launch date (LD)              Establishment
                                      between EarthWatch and the Provider, The              Date (ED)
                                      Establishment Date (ED) shall be at least 6
                                      months before the launch
-----------------------------------------------------------------------------------------------------------
    10         $  600,000   Cash      Final Mission Analyses (SOW para. 3.1.2);             No later than
                                      Final Coupled Loads Analysis (SOW para                LD - 4 mos
                                      3.1.2.5)
-----------------------------------------------------------------------------------------------------------
    11         $  800,000   Cash      Pathfinder Arrival at Launch Site                     LD - 2 mos
-----------------------------------------------------------------------------------------------------------
    12         $  500,000   Cash      Spacecraft and Launch Vehicle Arrival at Launch       LD- I mo
                                      Site
-----------------------------------------------------------------------------------------------------------
    13         $2,000,000   Cash      Launch                                                LD + 2 mos
-----------------------------------------------------------------------------------------------------------
               $4,000,000   Archival  Valued at CUSTOMER's North American price list
                            Data      less standard North American distributor
                                      discounts subject to standard data sales terms and
                                      conditions. The amount of this Archival Data
-----------------------------------------------------------------------------------------------------------

                                                              Amendment 1 to LSA

-----------------------------------------------------------------------------------------------------------
                                      payment shall be adjusted per paragraph 3 of this
                                      exhibit such that the total price of a launch is
                                      $14,000,000.
-----------------------------------------------------------------------------------------------------------
               $14,000,000            TOTAL FIXED PRICE FOR FIRST LAUNCH
                                      before 30 November 2001
-----------------------------------------------------------------------------------------------------------

                                                              Amendment 1 to LSA

                                   TABLE B-2

            REPLACEMENT OR OPTION LAUNCH MILESTONE PAYMENT SCHEDULE

-----------------------------------------------------------------------------------------------------------------------
                             Method of                                                              Projected
            Amount           Payment        Due Date - Milestone Event                              Completion Date
-----------------------------------------------------------------------------------------------------------------------
   1.a      $   200,000      Cash           Contract Signing Date (CD)                              CD
-----------------------------------------------------------------------------------------------------------------------
   1.b      $   400,000      Cash           Verification that Cosmos has sufficient                 NLT CD+6
                                            performance to a sun-synchronous, 600 km orbit
                                            and trajectory approval is granted by the Russian
                                            Government
-----------------------------------------------------------------------------------------------------------------------
   2        $ 3,100,000      Cash           Submission of Program Schedule per paragraph 4          Milestone 1b+1 mo.
                                            of SOW
-----------------------------------------------------------------------------------------------------------------------
   3        $ 2,250,000      Cash           Establishment of a Firm launch date (LD)                Establishment Date
                                            between EarthWatch and the Provider. The                (ED)
                                            Establishment Date (ED) shall be at least 8
                                            months before the launch.
-----------------------------------------------------------------------------------------------------------------------
   4        $ 1,100,000      Cash           Final Mission Analyses (SOW para 3.1.2): Final          Not later than LD -
                                            Coupled Loads Analysis (SOW para 3.1.2.5)               4 months
-----------------------------------------------------------------------------------------------------------------------
   5        $   550,000      Cash           Rocket Arrival at the Launch Site                       LD - 3 mos
-----------------------------------------------------------------------------------------------------------------------
   6        $   550,000      Cash           Path Finder Arrival at Launch Site                      LD - 2 mos
-----------------------------------------------------------------------------------------------------------------------
   7        $   350,000      Cash           Spacecraft Arrival at Launch Site                       LD - 1 mos
-----------------------------------------------------------------------------------------------------------------------
   8        $ 1,500,000      Cash           Launch                                                  LD
-----------------------------------------------------------------------------------------------------------------------
            $10,000,000                     TOTAL CASH FOR FIXED PRICE TASKS for a
                                            launch before 30 November 2001
-----------------------------------------------------------------------------------------------------------------------
            $ 4,000,000      Archival       Valued at CUSTOMER'S North American price list
                             Data           less standard North American distributor
                                            discounts subject to standard data sales terms and
                                            conditions. The amount of this Archival Data
                                            payment shall be adjusted per paragraph 3 of this
                                            exhibit such that the total price of a launch is
                                            $14,000,000.
-----------------------------------------------------------------------------------------------------------------------
    .       $14,000,000                     TOTAL FIXED PRICE FOR A
                                            REPLACEMENT/OPTION LAUNCH before
                                            30 November 2001
-----------------------------------------------------------------------------------------------------------------------

                                Amendment 2 to LSA Agreement dated April 1, 1999

                                   AMENDMENT 2
                                     TO THE
                           LAUNCH SERVICES AGREEMENT
                        BETWEEN EARTHWATCH INCORPORATED
                                      AND
                            UNITED START CORPORATION
                               FOR THE LAUNCH OF
                      EARTHWATCH REMOTE SENSING SPACECRAFT

This Amendment 2 amends the Agreement dated April 1, 1999 (Amendment 1 was issued but never signed), and acknowledges the latest revisions to the following documents:
-Launch Services Agreement, Revision 9, dated June 3, 1999.
-Exhibit A Statement of Work, Revision 7, dated June 1, 1999.
-Exhibit B Payment Schedule, Revision 6, dated April 1,1999.

This Amendment 2 is issued to add a Special Clause because of an amendment (3) to the contract number 9905-0144 with Assured Space Access Incorporated (ASAI). The Special Clause is being added to this contract to specify that neither ASAI nor United Start shall be entitled to any adjustment under their respective contracts if the Fairing is not delivered to the Launch Services Provider on time or does not meet the various launch vehicle of spacecraft requirements.

1.0 Modification: Add the following paragraph:

Article 35: Special Clause
In the event that the Fairing is delivered late to the Launch Services Provider for any reason or does not meet the various launch vehicle or spacecraft requirements, neither Assured Space Access Incorporated (ASAI) nor United Start Corporation shall be entitled to any adjustment to the terms and conditions of their respective contracts.

All other terms and conditions unchanged by this Amendment 2 remain in fall force and effect.

                                Amendment 2 to LSA Agreement dated April 1, 1999

--------------------------------------------------------------------------------
IN WITNESS WHEREOF, the Parties have executed this Amendment 2 to the LSA by their duly authorized representatives in duplicate originals.



PROVIDER                         CUSTOMER

    /s/ Larry R. Foor                /s/ Shawn Thompson
By:______________________        By:_______________________________
Name: Larry R. Foor              For Name: Herbert F. Satterlee III
Title: President                 Title: President and Chief Executive Officer

                                   AMENDMENT 3
                                     TO THE
                           LAUNCH SERVICES AGREEMENT
                        BETWEEN EARTHWATCH INCORPORATED
                                      AND
                            UNITED START CORPORATION
                               FOR THE LAUNCH OF
                      EARTHWATCH REMOTE SENSING SPACECRAFT

This Amendment 3 modifies the Launch Service Agreement executed on 1 April 1999. The Agreement is between EarthWatch Incorporated and United Start Corporation. The Launch Services Agreement is amended as noted herein. All other terms not noted as changed remain in force.

Description:

This Amendment 3 increases the value of the Agreement by $400,000 by a modification of Exhibit B - Payment Schedule and authorizes a modification of Exhibit A - the Statement of Work.

Modifications:

Replace the current Exhibit B with a revised Exhibit B dated April 14, 2000.

The revised Exhibit B modifies the title of Table B-2 to delete "or option" and make Table B-2 applicable only to a replacement launch.

The revised Exhibit B modifies Table B-1 to insert a "Milestone 9a" in the Amount of "$200,000"; Method of Payment is "Cash"; Due Date - Milestone Event is "Initiation of Guidance Instrument Modifications"; Projected Completion Date is "April 2000" and to insert a Milestone 9 b. in the Amount of "$200,000"; Method of Payment is "Cash"; Due Date - Milestone Event is "Completion of Guidance Instrument Modifications and Reinstallation/Test in Cosmos"; Projected Completion Date is "Not Later Than LD-2 mos".

The revised Exhibit B adds a Table B-3 defining price milestone payment schedule for an optional QB-2 launch to a sun synchronous orbit.

Exhibit A - Statement of Work:

Insert the following after the third sentence in paragraph 3.1.3.

The PROVIDER shall modify two sets of Cosmos guidance instruments (one flight and one flight spare) for each of the QuickBird 1 and QuickBird 2 launches. The guidance instruments will be modified such that the fairing release altitude is not less than 89 km for both launches while achieving the QB1 spacecraft weight and orbital requirements specified in the ICD. For the QB2 launch, these guidance modifications will allow the Cosmos to place a spacecraft weighing not more than 981 kg into a 300 by 600 km, TBD

                               Amendment 3 to LSA Agreement dated April 20, 2000


inclined orbit. Subcontractors who have previously performed such modifications for other Cosmos missions using standard removal/replacement, modification, and test techniques shall modify the guidance instruments.

Add the following paragraph: 3.1.6 Cosmos RF Field Strength Measurements:

The PROVIDER will measure the RF field strength resulting for transmitters on the launch vehicle. These measurements shall be at various points around and along a model of the QuickBird spacecraft with the objective of determining the volts per meter in the frequency bands identified in the (ICD).

This Amendment 3 is agreed to by EarthWatch Incorporated and United Start Corporation and is executed and agreed to be effective the last date written below as signified by the signatures and shall be a binding agreement.

--------------------------------------------------------------------------------
IN WITNESS WHEREOF, the Parties have executed this Amendment 3 to the LSA by their duly authorized representatives in duplicate originals.


PROVIDER                                       CUSTOMER

    /s/ Larry Foor                                 /s/ Shawn Thompson
By:_________________________________           By:____________________________
Name: Larry Foor                               Name: Shawn Thompson
Title: President & Chief Operating Officer     Title: Director of Contracts

                         Exhibit B -- Payment Schedule
                             Revised April 20, 2000

1. The price for each Launch shall be $14.0 million US dollars for the first launch and for replacement or option launches. The proportion of this price that is cash, and the proportion that is archival data, shall be determined based on the first-requested Launch Date as defined in Article 4.2 of the LSA and the milestones as defined in Tables B-1 and B-2. If the Launch Date is on or before 30 November 2001, the cash portion of the price shall be $10,400,000 for the first launch, $10,000,000 for replacement launches, and $12,000,000 for an optional QB2 launch to a sun synchronous orbit.

2. For the first launch, the initial payment is to make this LSA effective. The succeeding payments are defined in Table B-1. The final payment is made following the Launch. The payment amounts are shown based on a cash portion of the launch price of $10,400,000. If the cash portion of the launch price is greater than $10,400,000 as described above, then the amounts of all cash payments except for the first payment shall be increased at the next occurring milestone in a proportional fashion such that the sum of all cash payments will equal the cash portion of the launch price. The first payment shall remain at $100,000 in all cases.

3. The archival data payments shall be as defined in Tables B-1, B-2, and B-3 less any increases in the cash payments per the above formula. In the following tables, the column titled "Projected Completion Date" shows the dates by which it is anticipated that the corresponding Milestone Events will be completed. However, payment for a given Milestone Event shall only be made after the Milestone Event is considered to be complete, in accordance with
   Article 29, paragraph 29.4 of this LSA.

4. Certain milestones in the tables below are referenced against the "Establishment Date", which is the date on which agreement is made on the initial Launch Date in accordance with Article 4.2 of this LSA. Payment for these milestones is due upon the later of the completion of the milestone and the projected completion date shown for that milestone. Unless otherwise noted below, payment is due within 10 business days following receipt by EarthWatch of the invoice for milestone completion.

5. The nomenclature Contract Signing Date (CD+n), Establishment Date (ED+n), or Launch Date (LD - n or +n) months means on the same day of the month as CD, ED or LD, n months earlier or later. For example, if ED is 1 December 1998, then ED+3 months will be 1 March 1999.

6. The proceeds from any CUSTOMER launch insurance obtained under LSA Article 13 shall be used to satisfy all payments due PROVIDER at the time of launch and after launch if applicable.

7. For replacement launches and for an optional QB2 launch to a sun synchronous orbit, the initial payment in Table B-2 or B-3 is to make this LSA effective for such a launch. The succeeding payments are defined in Tables B-2 and B-3. The final payment is made following the Launch. The payment amounts are shown based on a cash portion of the launch price of $10,000,000 and $11,800,000 respectively. If the

                                                      Exhibit B Payment Schedule
                                                  EarthWatch to United Start LSA
                                                          Revised April 20, 2000

   cash portion of the launch price is greater than their values as described in paragraph 1 above, then the amounts of all cash payments except for the first payment shall be increased at the next occurring milestone in a proportional fashion such that the sum of all cash payments will equal the cash portion of the launch price. The first payment shall remain at $200,000 in all cases. Should additional milestones need to be repeated they shall be negotiated and added to Table B-2 or B-3 as they are identified.

8. Licenses, Permits and Approvals in accordance with Article 16 of this LSA shall occur on or before Milestone 9 for the first launch and on or before Milestone 2 for optional or replacement launches. If such approval and licensing does not occur by these milestones, EarthWatch, at its sole option, may delay further payments until such approval and licensing does occur.

9. As the enumerated agreement within Table B-3 is between EarthWatch and a related party, the EarthWatch Board will review the exercise of the option before any exercise is effective.

                                                      Exhibit B Payment Schedule
                                                  EarthWatch to United Start LSA
                                                          Revised April 20, 2000

               TABLE B-1 FIRST LAUNCH MILESTONE PAYMENT SCHEDULE

-----------------------------------------------------------------------------------------------------------
 Milestone        Amount   Method              Due Date - Milestone Event                     Projected
  Number                     of                                                             Completion Date
                           Payment
-----------------------------------------------------------------------------------------------------------
     1         $  100,000   Cash      PRE-CONTRACT PAYMENT                                  Pre-CD
-----------------------------------------------------------------------------------------------------------
     2         $  100,000   Cash      PRE-CONTRACT PAYMENTS                                 Pre-CD
-----------------------------------------------------------------------------------------------------------
     3         $  200,000   Cash      Contract Signing Date (CD)                            CD
-----------------------------------------------------------------------------------------------------------
     4         $  200,000   Cash      Delivery of early engineering analyses (SOW           CD + 2 mos
                                      paragraph 3)
-----------------------------------------------------------------------------------------------------------
     5         $1,600,000   Cash      Authority to Proceed (ATP) from EarthWatch            ATP
                                      dependent upon EarthWatch receiving its Export
                                      License and TAA approval; Authority to Proceed
                                      (ATP) shall be at least 7 months before launch
-----------------------------------------------------------------------------------------------------------
     6         $  850,000   Cash      Submission of the Range Operations Plan (SOW          ATP + 1 mo
                                      para 3.2) and the Logistics and Transportation
                                      Plan (SOW Para 3.6); mutual agreement and
                                      signoff of the Spacecraft/Launch Vehicle ICD
                                      addressing all significant issues
-----------------------------------------------------------------------------------------------------------
     7         $1,000,000   Cash      Submission of the Preliminary Mission Analyses        ATP + 2 mos
                                      (SOW para 3.1.2), of inputs to the Ground
                                      Security Plan (SOW para 3.1.4.5), and the
                                      Facilities Plan (SOW para 3.1.4)
-----------------------------------------------------------------------------------------------------------
     8         $  800,000   Cash      Submission of preliminary Coupled Loads               ATP + 3 mos
                                      Analysis
                                      (5 mos after receipt of spacecraft structural
                                      model)
                                      (SOW para 3.1.2.5)
-----------------------------------------------------------------------------------------------------------
     9         $1,250,000   Cash      Establishment of a Firm launch date (LD)              Establishment
                                      between EarthWatch and the Provider, The              Date (ED)
                                      Establishment Date (ED) shall be at least 6
                                      months before the launch
-----------------------------------------------------------------------------------------------------------
    9a         $  200,000   Cash      Initiation of Guidance Instrument Modifications       April, 2000
-----------------------------------------------------------------------------------------------------------
    9b         $  200.000   Cash      Completion of Guidance Instrument                     Not later than
                                      Modifications and Reinstallation/Test in Cosmos       LD - 2 mos
-----------------------------------------------------------------------------------------------------------
    10         $  600,000   Cash      Final Mission Analyses (SOW para 3.1.2);              No later than
                                      Final Coupled Loads Analysis (SOW para 3.1.2.5)       LD - 4 mos
-----------------------------------------------------------------------------------------------------------
    11         $  800,000   Cash      Pathfinder Arrival at Launch Site                     LD - 2 mos
-----------------------------------------------------------------------------------------------------------
    12         $  500,000   Cash      Spacecraft and Launch Vehicle Arrival at Launch       LD - 1 mo
                                      Site
-----------------------------------------------------------------------------------------------------------
    13         $2,000,000   Cash      Launch                                                LD + 2 mos
-----------------------------------------------------------------------------------------------------------
               $3,600,000   Archival  Valued at CUSTOMER'S North American price list
-----------------------------------------------------------------------------------------------------------

                                                      Exhibit B Payment Schedule
                                                  EarthWatch to United Start LSA
                                                          Revised April 20, 2000

-----------------------------------------------------------------------------------------------------------
                            Data      less standard North American distributor
                                      discounts subject to standard data sales terms and
                                      conditions. The amount of this Archival Data
                                      payment shall be adjusted per paragraph 3 of this
                                      exhibit such that the total price of a launch is
                                      $14,000,000.
-----------------------------------------------------------------------------------------------------------
               $14,000,000            TOTAL FIXED PRICE FOR FIRST LAUNCH
                                      before 30 November 2001
-----------------------------------------------------------------------------------------------------------

                                                      Exhibit B Payment Schedule
                                                  EarthWatch to United Start LSA
                                                          Revised April 20, 2000

                                  TABLE B-2

                 REPLACEMENT LAUNCH MILESTONE PAYMENT SCHEDULE

-----------------------------------------------------------------------------------------------------------
            Amount          Method             Due Date - Milestone Event                  Projected
                               of                                                         Completion Date
                            Payment
-----------------------------------------------------------------------------------------------------------
  1         $   200,000      Cash     Contract Signing Date (CD)                       CD
-----------------------------------------------------------------------------------------------------------
  2         $ 3,500,000      Cash     Submission of Program Schedule per paragraph 4   CD+1 mo
                                      of SOW
-----------------------------------------------------------------------------------------------------------
  3         $ 2,250,000      Cash     Establishment of a Firm launch dates (LD)        Establishment Date
                                      between EarthWatch and the Provider. The         (ED)
                                      Establishment Dale (ED) shall be at least 8
                                      months before the launch.
-----------------------------------------------------------------------------------------------------------
  4         $ 1,100,000      Cash     Final Mission Analyses (SOW para 3.1.2): Final   Not later than LD -
                                      Coupled Loads Analysis (SOW para 3.1.2.5)        4 months
-----------------------------------------------------------------------------------------------------------
  5         $   550,000      Cash     Rocket Arrival at the Launch Site                LD - 3 mos
-----------------------------------------------------------------------------------------------------------
  6         $   550,000      Cash     Path Finder Arrival at Launch Site               LD - 2 mos
-----------------------------------------------------------------------------------------------------------
  7         $   350,000      Cash     Spacecraft Arrival at Launch Site                LD - 1 mos
-----------------------------------------------------------------------------------------------------------
  8         $ 1,500,000      Cash     Launch                                           LD
-----------------------------------------------------------------------------------------------------------
            $10,000,000               TOTAL CASH FOR FIXED PRICE TASKS for a
                                      launch before 30 November 2001
-----------------------------------------------------------------------------------------------------------
            $ 4,000,000     Archival  Valued at CUSTOMER'S North American price list
                            Data      less standard North American distributor
                                      discounts subject to standard data sales terms
                                      and conditions.  The amount of this Archival Data
                                      payment shall be adjusted per paragraph 3 of
                                      this exhibit such that the total price of a
                                      launch is $14,000,000.
-----------------------------------------------------------------------------------------------------------
  *         $14,000,000               TOTAL FIXED PRICE FOR A
                                      REPLACEMENT LAUNCH before 30
                                      November 2001
-----------------------------------------------------------------------------------------------------------

                                                      Exhibit B Payment Schedule
                                                  EarthWatch to United Start LSA
                                                          Revised April 20, 2000

                                  TABLE B-3

                 OPTIONAL QB2 LAUNCH MILESTONE PAYMENT SCHEDULE
                          For a Sun Synchronous Orbit

-------------------------------------------------------------------------------------------------------------
              Amount         Method             Due Date - Milestone Event                  Projected
                               of                                                         Completion Date
                            Payment
-------------------------------------------------------------------------------------------------------------
  1        $   200,000        Cash     Contract Signing Date (CD)                         CD
-------------------------------------------------------------------------------------------------------------
  2        $ 3,300,000        Cash     Submission of Program Schedule per paragraph 4     CD+1 mo
                                       of SOW
-------------------------------------------------------------------------------------------------------------
  3        $ 2,500,000        Cash     Establishment of a Firm launch date (LD)           Establishment Date
                                       between EarthWatch and least the Provider. The     (ED)
                                       Establishment Date (ED) shall be at least 8
                                       months before the launch.
-------------------------------------------------------------------------------------------------------------
  4        $ 1,500,000        Cash     Final Mission Analyses (SOW para 3.1.2): Final     Not later than LD -
                                       Coupled Loads Analysis (SOW para 3.1.2.5)          4 months
-------------------------------------------------------------------------------------------------------------
  5        $ 1,000,000        Cash     Rocket Arrival at the Launch Site                  LD - 3 mos
-------------------------------------------------------------------------------------------------------------
  6        $   750,000        Cash     Path Finder Arrival at Launch Site                 LD - 2 mos
-------------------------------------------------------------------------------------------------------------
  7        $   550,000        Cash     Spacecraft Arrival at Launch Site                  LD - 1 mos
-------------------------------------------------------------------------------------------------------------
  8        $ 2,000,000        Cash     Launch                                             LD
-------------------------------------------------------------------------------------------------------------
           $11,800,000                 TOTAL CASH FOR FIXED PRICE TASKS for a
                                       launch before 30 November 2001
-------------------------------------------------------------------------------------------------------------
           $ 2,200,000        Archival Valued at CUSTOMER'S North American price list
                              Data     less standard North American distributor
                                       discounts subject to standard data sales terms
                                       and conditions.  The amount of this Archival Data
                                       payment shall be adjusted per paragraph 3 of
                                       this exhibit such that the total price of a
                                       launch is $14,000,000.
-------------------------------------------------------------------------------------------------------------
  *        $14,000,000                 TOTAL FIXED PRICE FOR A
                                       REPLACEMENT/OPTION LAUNCH before 30
                                       November 2001
-------------------------------------------------------------------------------------------------------------